                         MONTHLY SERVICER'S CERTIFICATE

           AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

              -------------------------------------------------

                 AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

              --------------------------------------------------

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Centurion Bank and American Express Receivables Financing Corporation II, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2.   TRS is, as of the date hereof, the Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on January 15, 2003 and covers activity from November 25, 2002 through December 25, 2002.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.



     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 8th day of January, 2003.



                                          AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC., as Servicer

                                          By:    /s/ Robin Flanagan
                                                 ----------------------------
                                          Name:  Robin Flanagan
                                          Title: Director
                                                 CSBS - Forecast & Planning

I.  Monthly Period Trust Activity
-------------------------------------------------------------------------------


A. Trust Activity                                      Trust Totals
-----------------                                      ------------

Number of days in period                                         31
Beginning Principal Receivable Balance            21,755,708,730.44
Special Funding Account Balance                                0.00
Beginning Total Principal Balance                 21,755,708,730.44

Finance Charge Collections (excluding                266,586,595.60
  Discount Option & Recoveries)
Discount Percentage                                           2.00%
Discount Option Receivables Collections               87,692,300.22
Premium Option Receivables Collections                         0.00
Recoveries                                            16,891,157.49
Total Collections of Finance Charge Receivables      371,170,053.31
Total Collections of Principal Receivables         4,296,922,710.95
Monthly Payment Rate                                       19.1137%
Defaulted amount                                     124,096,343.08
Annualized Default Rate                                     6.4023%
Trust Portfolio Yield                                      13.3716%
New Principal Receivables                          5,487,471,618.83
Ending Principal Receivables Balance              22,822,161,295.25
Ending Required Minimum Principal Balance         18,109,750,000.00
Ending Transferor Amount                           5,897,161,295.25
Ending Special Funding Account Balance                         0.00
Ending Total Principal Balance                    22,822,161,295.25



B. Series Allocations                                                              Series 1998-1      Series 1999-1    Series 1999-2
---------------------                                                              -------------      -------------    -------------
Group Number                                                                                   2                  1                1
Invested Amount                                                                 1,000,000,000.00   1,000,000,000.00   500,000,000.00
Adjusted Invested Amount                                                        1,000,000,000.00   1,000,000,000.00   500,000,000.00
Principal Funding Account Balance                                                           0.00               0.00             0.00
Series Required Transferor Amount                                                  70,000,000.00      70,000,000.00    35,000,000.00
Series Allocation Percentage                                                               5.91%              5.91%            2.95%
Series Alloc. Finance Charge Collections                                           21,930,283.80      21,930,283.80    10,965,141.90
Series Allocable Recoveries                                                           998,000.44         998,000.44       499,000.22
Series Alloc. Principal Collections                                               253,880,219.26     253,880,219.26   126,940,109.63
Series Allocable Defaulted Amount                                                   7,332,132.53       7,332,132.53     3,666,066.27

B. Series Allocations                        Series 1999-3                         Series 1999-5                       Series 2000-1
---------------------                        -------------                         -------------                       -------------

Group Number                                             2                                     2                                   1
Invested Amount                           1,000,000,000.00                        500,000,000.00                      500,000,000.00
Adjusted Invested Amount                  1,000,000,000.00                        500,000,000.00                      500,000,000.00
Principal Funding Account Balance                     0.00                                  0.00                                0.00
Series Required Transferor Amount            70,000,000.00                         35,000,000.00                       35,000,000.00
Series Allocation Percentage                         5.91%                                 2.95%                               2.95%
Series Alloc. Finance Charge Collections     21,930,283.80                         10,965,141.90                       10,965,141.90
Series Allocable Recoveries                     998,000.44                            499,000.22                          499,000.22
Series Alloc. Principal Collections         253,880,219.26                        126,940,109.63                      126,940,109.63
Series Allocable Defaulted Amount             7,332,132.53                          3,666,066.27                        3,666,066.27

B. Series Allocations                        Series 2000-2      Series 2000-3      Series 2000-4      Series 2000-5    Series 2001-1
---------------------                        -------------      -------------      -------------      -------------    -------------

Group Number                                             2                  2                  2                  2                2
Invested Amount                             500,000,000.00   1,000,000,000.00   1,212,122,000.00     787,878,000.00   750,000,000.00
Adjusted Invested Amount                    500,000,000.00   1,000,000,000.00   1,212,122,000.00     787,878,000.00   750,000,000.00
Principal Funding Account Balance                     0.00               0.00               0.00               0.00             0.00
Series Required Transferor Amount            35,000,000.00      70,000,000.00      84,848,540.00      55,151,460.00    52,500,000.00
Series Allocation Percentage                         2.95%              5.91%              7.16%              4.66%            4.43%
Series Alloc. Finance Charge Collections     10,965,141.90      21,930,283.80      26,582,179.46      17,278,388.14    16,447,712.85
Series Allocable Recoveries                     499,000.22         998,000.44       1,209,698.29         786,302.59       748,500.33
Series Alloc. Principal Collections         126,940,109.63     253,880,219.26     307,733,799.13     200,026,639.39   190,410,164.44
Series Allocable Defaulted Amount             3,666,066.27       7,332,132.53       8,887,439.15       5,776,825.91     5,499,099.40

B. Series Allocations                        Series 2001-2      Series 2001-3      Series 2001-4      Series 2001-5    Series 2001-6
---------------------                        -------------      -------------      -------------      -------------    -------------

Group Number                                             1                  2                  2                  2                2
Invested Amount                             250,000,000.00     750,000,000.00     725,000,000.00     500,000,000.00   700,000,000.00
Adjusted Invested Amount                    250,000,000.00     750,000,000.00     725,000,000.00     500,000,000.00   700,000,000.00
Principal Funding Account Balance                     0.00               0.00               0.00               0.00             0.00
Series Required Transferor Amount            17,500,000.00      52,500,000.00      50,750,000.00      35,000,000.00    49,000,000.00
Series Allocation Percentage                         1.48%              4.43%              4.28%              2.95%            4.14%
Series Alloc. Finance Charge Collections      5,482,570.95      16,447,712.85      15,899,455.75      10,965,141.90    15,351,198.66
Series Allocable Recoveries                     249,500.11         748,500.33         723,550.32         499,000.22       698,600.31
Series Alloc. Principal Collections          63,470,054.81     190,410,164.44     184,063,158.96     126,940,109.63   177,716,153.48
Series Allocable Defaulted Amount             1,833,033.13       5,499,099.40       5,315,796.08       3,666,066.27     5,132,492.77

B. Series Allocations                        Series 2001-7      Series 2002-1      Series 2002-2      Series 2002-3    Series 2002-4
---------------------                       -------------       -------------      -------------      -------------    -------------

Group Number                                             2                  2                  2                  2                2
Invested Amount                             650,000,000.00     920,000,000.00     940,000,000.00     920,000,000.00   500,000,000.00
Adjusted Invested Amount                    650,000,000.00     920,000,000.00     940,000,000.00     920,000,000.00   500,000,000.00
Principal Funding Account Balance                     0.00               0.00               0.00               0.00             0.00
Series Required Transferor Amount            45,500,000.00      64,400,000.00      65,800,000.00      64,400,000.00    35,000,000.00
Series Allocation Percentage                         3.84%              5.44%              5.55%              5.44%            2.95%
Series Alloc. Finance Charge Collections     14,254,684.47      20,175,861.10      20,614,466.77      20,175,861.10    10,965,141.90
Series Allocable Recoveries                     648,700.29         918,160.41         938,120.42         918,160.41       499,000.22
Series Alloc. Principal Collections         165,022,142.52     233,569,801.72     238,647,406.10     233,569,801.72   126,940,109.63
Series Allocable Defaulted Amount             4,765,886.14       6,745,561.93       6,892,204.58       6,745,561.93     3,666,066.27




B. Series Allocations                              Series 2002-5    Series 2002-6                                        Trust Total
---------------------                              -------------    -------------                                        -----------
Group Number                                                   2                2
Invested Amount                                   600,000,000.00   720,000,000.00                                  16,925,000,000.00
Adjusted Invested Amount                          600,000,000.00   720,000,000.00                                  16,925,000,000.00
Principal Funding Account Balance                           0.00             0.00                                               0.00
Series Required Transferor Amount                  42,000,000.00    50,400,000.00                                   1,184,750,000.00
Series Allocation Percentage                               3.55%            4.25%                                               100%
Series Alloc. Finance Charge Collections           13,158,170.28    15,789,804.34                                     371,170,053.31
Series Allocable Recoveries                           598,800.27       718,560.32                                      16,891,157.49
Series Alloc. Principal Collections               152,328,131.55   182,793,757.87                                   4,296,922,710.95
Series Allocable Defaulted Amount                   4,399,279.52     5,279,135.42                                     124,096,343.08

C. Group Allocations
--------------------

1. Group 1 Allocations                                                              Series 1999-1   Series 1999-2      Series 2000-1
----------------------                                                              -------------   -------------      -------------

Investor Finance Charge Collections                                                 17,060,811.85    8,530,405.92       8,530,405.92

Investor Monthly Interest                                                            4,471,041.67    2,367,916.67       2,852,500.00
Investor Default Amount                                                              5,704,081.84    2,852,040.92       2,852,040.92
Investor Monthly Fees                                                                1,666,666.67      833,333.33         833,333.33
Investor Additional Amounts                                                                  0.00            0.00               0.00
Total                                                                               11,841,790.17    6,053,290.92       6,537,874.25

Reallocated Investor Finance Charge Collections                                     17,060,811.85    8,530,405.92       8,530,405.92
Available Excess                                                                     5,219,021.68    2,477,115.01       1,992,531.67

1. Group 1 Allocations                             Series 2001-2                                                       Group 1 Total
----------------------                             -------------                                                       -------------

Investor Finance Charge Collections                 4,265,202.96                                                       38,386,826.66

Investor Monthly Interest                           1,104,895.83                                                       10,796,354.17
Investor Default Amount                             1,426,020.46                                                       12,834,184.14
Investor Monthly Fees                                 416,666.67                                                        3,750,000.00
Investor Additional Amounts                                 0.00                                                                0.00
Total                                               2,947,582.96                                                       27,380,538.31

Reallocated Investor Finance Charge Collections     4,265,202.96                                                       38,386,826.66
Available Excess                                    1,317,620.00                                                       11,006,288.36

2. Group 2 Allocations                             Series 1998-1    Series 1999-3                   Series 1999-5
----------------------                             -------------    -------------                   -------------

Investor Finance Charge Collections                17,060,811.85    17,060,811.85                    8,530,405.92

Investor Monthly Interest                           1,309,375.00     1,369,541.67                      725,791.67
Investor Default Amount                             5,704,081.84     5,704,081.84                    2,852,040.92
Investor Monthly Fees                               1,666,666.67     1,666,666.67                      833,333.33
Investor Additional Amounts                                 0.00             0.00                            0.00
Total                                               8,680,123.51     8,740,290.17                    4,411,165.92

Reallocated Investor Finance Charge Collections    17,060,811.85    17,060,811.85                    8,530,405.92
Available Excess                                    8,380,688.34     8,320,521.68                    4,119,240.01

2. Group 2 Allocations                             Series 2000-2    Series 2000-3   Series 2000-4   Series 2000-5      Series 2001-1
----------------------                             -------------    -------------   -------------   -------------      -------------

Investor Finance Charge Collections                 8,530,405.92    17,060,811.85   20,679,785.38   13,441,838.32      12,795,608.89

Investor Monthly Interest                             695,677.08     1,380,000.00    1,639,218.53    1,081,132.47       1,037,093.75
Investor Default Amount                             2,852,040.92     5,704,081.84    6,914,043.09    4,494,120.59       4,278,061.38
Investor Monthly Fees                                 833,333.33     1,666,666.67    2,020,203.33    1,313,130.00       1,250,000.00
Investor Additional Amounts                                 0.00             0.00            0.00            0.00               0.00
Total                                               4,381,051.34     8,750,748.51   10,573,464.95    6,888,383.06       6,565,155.13

Reallocated Investor Finance Charge Collections     8,530,405.92    17,060,811.85   20,679,785.38   13,441,838.32      12,795,608.89
Investment Funding Account Proceeds                                                          0.00
Available Excess                                    4,149,354.59     8,310,063.34   10,106,320.43    6,553,455.26       6,230,453.76




2. Group 2 Allocations                             Series 2001-3    Series 2001-4   Series 2001-5   Series 2001-6      Series 2001-7
----------------------                             -------------    -------------   -------------   -------------      -------------
Investor Finance Charge Collections                12,795,608.89    12,369,088.59    8,530,405.92   11,942,568.29      11,089,527.70

Investor Monthly Interest                           1,024,000.00       995,606.25      710,104.17      955,062.50         887,277.08
Investor Default Amount                             4,278,061.38     4,135,459.33    2,852,040.92    3,992,857.29       3,707,653.20
Investor Monthly Fees                               1,250,000.00     1,208,333.33      833,333.33    1,166,666.67       1,083,333.33
Investor Additional Amounts                                 0.00             0.00            0.00            0.00               0.00
Total                                               6,552,061.38     6,339,398.92    4,395,478.42    6,114,586.45       5,678,263.61

Reallocated Investor Finance Charge Collections    12,795,608.89    12,369,088.59    8,530,405.92   11,942,568.29      11,089,527.70
Investment Funding Account Proceeds
Available Excess                                    6,243,547.51     6,029,689.67    4,134,927.51    5,827,981.84       5,411,264.09

2. Group 2 Allocations                             Series 2002-1    Series 2002-2   Series 2002-3   Series 2002-4      Series 2002-5
----------------------                             -------------    -------------   -------------   -------------      -------------

Investor Finance Charge Collections                15,695,946.90    16,037,163.14   15,695,946.90    8,530,405.92      10,236,487.11

Investor Monthly Interest                           1,259,250.00     1,282,277.50    1,254,381.67      649,395.83         848,000.00
Investor Default Amount                             5,247,755.29     5,361,836.93    5,247,755.29    2,852,040.92       3,422,449.10
Investor Monthly Fees                               1,533,333.33     1,566,666.67    1,533,333.33      833,333.33       1,000,000.00
Investor Additional Amounts                                 0.00             0.00            0.00            0.00               0.00
Total                                               8,040,338.63     8,210,781.10    8,035,470.29    4,334,770.09       5,270,449.10

Reallocated Investor Finance Charge Collections    15,695,946.90    16,037,163.14   15,695,946.90    8,530,405.92      10,236,487.11
Investment Funding Account Proceeds
Available Excess                                    7,655,608.28     7,826,382.04    7,660,476.61    4,195,635.84       4,966,038.01

2. Group 2 Allocations                             Series 2002-6                                                       Group 2 Total
----------------------                             -------------                                                       -------------

Investor Finance Charge Collections                12,283,784.53                                                      250,367,413.90

Investor Monthly Interest                           1,002,750.00                                                       20,105,935.17
Investor Default Amount                             4,106,938.92                                                       83,707,401.00
Investor Monthly Fees                               1,200,000.00                                                       24,458,333.33
Investor Additional Amounts                                 0.00                                                                0.00
Total                                               6,309,688.92                                                      128,271,669.50

Reallocated Investor Finance Charge Collections    12,283,784.53                                                      250,367,413.90
Investment Funding Account Proceeds                                                                                             0.00
Available Excess                                    5,974,095.61                                                      122,095,744.40





D. Trust Performance
--------------------

Delinquencies:

31-60 Days Delinquent:                               277,356,992
61-90 Days Delinquent:                               172,067,514
90+ Days Delinquent:                                 264,878,278
Total 30+ Days Delinquent:                           714,302,784




II. Series 1998-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series          Total Investor        Transferors
A. Investor/Transferor Allocations                       Allocations          Interest            Interest
---------------------------------                        -----------       --------------        -----------
Beginning Invested /Transferor Amount               1,285,418,536.51     1,000,000,000.00     285,418,536.51
Beginning Adjusted Invested Amount                               N/A     1,000,000,000.00                N/A
Floating Allocation Percentage                                   N/A             77.7957%           22.2043%
Principal Allocation Percentage                                  N/A             77.7957%           22.2043%
Collections of Finance Chg. Receivables                21,930,283.80        17,060,811.85       4,869,471.95
Collections of Principal Receivables                  253,880,219.26       197,507,824.92      56,372,394.34
Defaulted Amount                                        7,332,132.53         5,704,081.84       1,628,050.69

Ending Invested / Transferor Amounts                1,348,429,027.78     1,000,000,000.00     348,429,027.78


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                       Class A              Class B          Interest                Total
--------------------------------------                       -------              -------         ----------               -----

Principal Funding Account                                       0.00                 0.00               0.00                0.00
Investment Proceeds for Monthly Period                          0.00                 0.00               0.00                0.00
Reserve Draw Amount                                             0.00                 0.00               0.00                0.00
Available Reserve Account Amount                                0.00                 0.00               0.00                0.00
Reserve Account Surplus                                         0.00                 0.00               0.00                0.00

Coupon  December 16, 2003 to January 14, 2003                1.5100%              1.6700%            2.0200%
Monthly Interest Due                                    1,038,125.00           111,333.33         159,916.67        1,309,375.00
Outstanding Monthly Interest Due                                0.00                 0.00               0.00                0.00
Additional Interest Due                                         0.00                 0.00               0.00                0.00
Total Interest Due                                      1,038,125.00           111,333.33         159,916.67        1,309,375.00
Investor Default Amount                                 4,705,867.52           456,326.55         541,887.77        5,704,081.84
Investor Monthly Fees Due                               1,375,000.00           133,333.33         158,333.33        1,666,666.67
Investor Additional Amounts Due
Total Due                                               7,118,992.52           700,993.21         860,137.77        8,680,123.51

Reallocated Investor Finance Charge Collections                                                                    17,060,811.85
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         13.3716%
Base Rate                                                                                                                3.6209%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions                 Class A              Class B          Interest                Total
--------------------------------------------                 -------              -------         ----------               -----

Beginning Certificates Balance                        825,000,000.00        80,000,000.00      95,000,000.00    1,000,000,000.00
Interest Distributions                                  1,038,125.00           111,333.33         159,916.67        1,309,375.00
Principal Deposits - Prin. Funding Account                      0.00                 0.00               0.00                0.00
Principal Distributions                                         0.00                 0.00               0.00                0.00
Total Distributions                                     1,038,125.00           111,333.33         159,916.67        1,309,375.00
Ending Certificates Balance                           825,000,000.00        80,000,000.00      95,000,000.00    1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.26

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.26

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.39

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.39

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $159,916.67

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $159,916.67

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $14,075,169.78

       a. Class A Monthly Interest:                             $1,038,125.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,705,867.52
       e. Excess Spread:                                        $8,331,177.26

   2.  Class B Available Funds:                                 $1,364,864.95

       a. Class B Monthly Interest:                               $111,333.33
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,253,531.61

   3.  Collateral Available Funds:                              $1,620,777.13

       a. Excess Spread:                                        $1,620,777.13

   4.  Total Excess Spread:                                    $11,205,486.00

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              77.7957%

   2.  Series 1998-1 Allocable Principal
       Collections:                                           $253,880,219.26

   3.  Principal Allocation Percentage of
       Series 1998-1 Allocable Principal Collections:         $197,507,824.92

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $197,507,824.92

   6.  Shared Principal Collections from other
       Series allocated to Series 1998-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,704,081.84

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $203,211,906.76

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $95,000,000.00

   2.  Required Collateral Invested Amount                     $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $203,211,906.76

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1998-1

   1.  Excess Spread:                                          $11,205,486.00
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $456,326.55
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $159,916.67
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $541,887.77
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $8,380,688.34

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.6209%
       b. Prior Monthly Period                                        3.5162%
       c. Second Prior Monthly Period                                 3.9433%

   2.  Three Month Average Base Rate                                  3.6934%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.3716%
       b. Prior Monthly Period                                       13.1231%
       c. Second Prior Monthly Period                                14.6761%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.7236%



III. Series 1999-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series          Total Investor       Transferors
A. Investor/Transferor Allocations                       Allocations           Interest           Interest
----------------------------------                       -----------        --------------       -----------
Beginning Invested /Transferor Amount               1,285,418,536.51     1,000,000,000.00     285,418,536.51
Beginning Adjusted Invested Amount                               N/A     1,000,000,000.00                N/A
Floating Allocation Percentage                                   N/A             77.7957%           22.2043%
Principal Allocation Percentage                                  N/A             77.7957%           22.2043%
Collections of Finance Chg. Receivables                21,930,283.80        17,060,811.85       4,869,471.95
Collections of Principal Receivables                  253,880,219.26       197,507,824.92      56,372,394.34
Defaulted Amount                                        7,332,132.53         5,704,081.84       1,628,050.69

Ending Invested / Transferor Amounts                1,348,429,027.78     1,000,000,000.00     348,429,027.78


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                       Class A              Class B          Interest                Total
--------------------------------------                       -------              -------         ----------               -----

Principal Funding Account                                       0.00                 0.00               0.00                0.00
Investment Proceeds for Monthly Period                          0.00                 0.00               0.00                0.00
Reserve Draw Amount                                             0.00                 0.00               0.00                0.00
Available Reserve Account Amount                                0.00                 0.00               0.00                0.00
Reserve Account Surplus                                         0.00                 0.00               0.00                0.00

Coupon  December 16, 2003 to January 14, 2003                5.6000%              5.8500%            2.2700%
Monthly Interest Due                                    4,036,666.67           292,500.00         141,875.00        4,471,041.67
Outstanding Monthly Interest Due                                0.00                 0.00               0.00                0.00
Additional Interest Due                                         0.00                 0.00               0.00                0.00
Total Interest Due                                      4,036,666.67           292,500.00         141,875.00        4,471,041.67
Investor Default Amount                                 4,934,030.79           342,244.91         427,806.14        5,704,081.84
Investor Monthly Fees Due                               1,441,666.67           100,000.00         125,000.00        1,666,666.67
Investor Additional Amounts Due
Total Due                                              10,412,364.12           734,744.91         694,681.14       11,841,790.17

Reallocated Investor Finance Charge Collections                                                                    17,060,811.85
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         13.3716%
Base Rate                                                                                                                7.4676%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions                 Class A              Class B          Interest                Total
--------------------------------------------                 -------              -------         ----------               -----

Beginning Certificates Balance                        865,000,000.00        60,000,000.00      75,000,000.00    1,000,000,000.00
Interest Distributions                                  4,036,666.67           292,500.00         141,875.00        4,471,041.67
Principal Deposits - Prin. Funding Account                      0.00                 0.00               0.00                0.00
Principal Distributions                                         0.00                 0.00               0.00                0.00
Total Distributions                                     4,036,666.67           292,500.00         141,875.00        4,471,041.67
Ending Certificates Balance                           865,000,000.00        60,000,000.00      75,000,000.00    1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $4.67

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $4.67

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $4.88

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $4.88

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $141,875.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $141,875.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $14,757,602.25

       a. Class A Monthly Interest:                             $4,036,666.67
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,934,030.79
       e. Excess Spread:                                        $5,786,904.79

   2.  Class B Available Funds:                                 $1,023,648.71

       a. Class B Monthly Interest:                               $292,500.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $731,148.71

   3.  Collateral Available Funds:                              $1,279,560.89

       a. Excess Spread:                                        $1,279,560.89

   4.  Total Excess Spread:                                     $7,797,614.39

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              77.7957%

   2.  Series 1999-1 Allocable Principal
       Collections:                                           $253,880,219.26

   3.  Principal Allocation Percentage of
       Series 1999-1 Allocable Principal Collections:         $197,507,824.92

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $197,507,824.92

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,704,081.84

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $203,211,906.76

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $75,000,000.00

   2.  Required Collateral Invested Amount                     $75,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $203,211,906.76

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-1

   1.  Excess Spread:                                           $7,797,614.39
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $342,244.91
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $141,875.00
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $427,806.14
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,219,021.68

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      7.4675%
       b. Prior Monthly Period                                        7.2293%
       c. Second Prior Monthly Period                                 7.2613%

   2.  Three Month Average Base Rate                                  7.3194%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.3716%
       b. Prior Monthly Period                                       13.1231%
       c. Second Prior Monthly Period                                14.6761%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.7236%



IV. Series 1999-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series          Total Investor        Transferors
A. Investor/Transferor Allocations                       Allocations          Interest            Interest
----------------------------------                       -----------        -------------        -----------
Beginning Invested /Transferor Amount                 642,709,268.26       500,000,000.00     142,709,268.26
Beginning Adjusted Invested Amount                               N/A       500,000,000.00                N/A
Floating Allocation Percentage                                   N/A             77.7957%           22.2043%
Principal Allocation Percentage                                  N/A             77.7957%           22.2043%
Collections of Finance Chg. Receivables                10,965,141.90         8,530,405.92       2,434,735.97
Collections of Principal Receivables                  126,940,109.63        98,753,912.46      28,186,197.17
Defaulted Amount                                        3,666,066.27         2,852,040.92         814,025.35

Ending Invested / Transferor Amounts                  674,214,513.89       500,000,000.00     174,214,513.89


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                       Class A              Class B          Interest                Total
--------------------------------------                       -------              -------         ----------               -----

Principal Funding Account                                       0.00                 0.00               0.00                0.00
Investment Proceeds for Monthly Period                          0.00                 0.00               0.00                0.00
Reserve Draw Amount                                             0.00                 0.00               0.00                0.00
Available Reserve Account Amount                                0.00                 0.00               0.00                0.00
Reserve Account Surplus                                         0.00                 0.00               0.00                0.00

Coupon  December 16, 2003 to January 14, 2003                5.9500%              6.1000%            2.2700%
Monthly Interest Due                                    2,144,479.17           152,500.00          70,937.50        2,367,916.67
Outstanding Monthly Interest Due                                0.00                 0.00               0.00                0.00
Additional Interest Due                                         0.00                 0.00               0.00                0.00
Total Interest Due                                      2,144,479.17           152,500.00          70,937.50        2,367,916.67
Investor Default Amount                                 2,467,015.40           171,122.46         213,903.07        2,852,040.92
Investor Monthly Fees Due                                 720,833.33            50,000.00          62,500.00          833,333.33
Investor Additional Amounts Due
Total Due                                               5,332,327.90           373,622.46         347,340.57        6,053,290.92

Reallocated Investor Finance Charge Collections                                                                     8,530,405.92
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         13.3716%
Base Rate                                                                                                                7.7897%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions                 Class A              Class B          Interest                Total
--------------------------------------------                 -------              -------         ----------               -----

Beginning Certificates Balance                        432,500,000.00        30,000,000.00      37,500,000.00      500,000,000.00
Interest Distributions                                  2,144,479.17           152,500.00          70,937.50        2,367,916.67
Principal Deposits - Prin. Funding Account                      0.00                 0.00               0.00                0.00
Principal Distributions                                         0.00                 0.00               0.00                0.00
Total Distributions                                     2,144,479.17           152,500.00          70,937.50        2,367,916.67
Ending Certificates Balance                           432,500,000.00        30,000,000.00      37,500,000.00      500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $4.96

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $4.96

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $5.08

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $5.08

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $70,937.50

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $70,937.50

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,378,801.13

       a. Class A Monthly Interest:                             $2,144,479.17
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,467,015.40
       e. Excess Spread:                                        $2,767,306.56

   2.  Class B Available Funds:                                   $511,824.36

       a. Class B Monthly Interest:                               $152,500.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $359,324.36

   3.  Collateral Available Funds:                                $639,780.44

       a. Excess Spread:                                          $639,780.44

   4.  Total Excess Spread:                                     $3,766,411.36

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              77.7957%

   2.  Series 1999-2 Allocable Principal
       Collections:                                           $126,940,109.63

   3.  Principal Allocation Percentage of
       Series 1999-2 Allocable Principal Collections:          $98,753,912.46

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $98,753,912.46

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,852,040.92

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $101,605,953.38

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $37,500,000.00

   2.  Required Collateral Invested Amount                     $37,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $101,605,953.38

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-2

   1.  Excess Spread:                                           $3,766,411.36
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $171,122.46
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $70,937.50
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $213,903.07
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $2,477,115.01

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      7.7897%
       b. Prior Monthly Period                                        7.5410%
       c. Second Prior Monthly Period                                 7.5731%

   2.  Three Month Average Base Rate                                  7.6346%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.3716%
       b. Prior Monthly Period                                       13.1231%
       c. Second Prior Monthly Period                                14.6761%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.7236%



V. Series 1999-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series          Total Investor        Transferors
A. Investor/Transferor Allocations                      Allocations          Interest             Interest
----------------------------------                      -----------        --------------        -----------
Beginning Invested /Transferor Amount               1,285,418,536.51     1,000,000,000.00     285,418,536.51
Beginning Adjusted Invested Amount                               N/A     1,000,000,000.00                N/A
Floating Allocation Percentage                                   N/A             77.7957%           22.2043%
Principal Allocation Percentage                                  N/A             77.7957%           22.2043%
Collections of Finance Chg. Receivables                21,930,283.80        17,060,811.85       4,869,471.95
Collections of Principal Receivables                  253,880,219.26       197,507,824.92      56,372,394.34
Defaulted Amount                                        7,332,132.53         5,704,081.84       1,628,050.69

Ending Invested / Transferor Amounts                1,348,429,027.78     1,000,000,000.00     348,429,027.78


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                       Class A              Class B          Interest                Total
--------------------------------------                       -------              -------         ----------               -----

Principal Funding Account                                       0.00                 0.00               0.00                0.00
Investment Proceeds for Monthly Period                          0.00                 0.00               0.00                0.00
Reserve Draw Amount                                             0.00                 0.00               0.00                0.00
Available Reserve Account Amount                                0.00                 0.00               0.00                0.00
Reserve Account Surplus                                         0.00                 0.00               0.00                0.00

Coupon  December 16, 2003 to January 14, 2003                1.5600%              1.7600%            2.2700%
Monthly Interest Due                                    1,072,500.00           117,333.33         179,708.33        1,369,541.67
Outstanding Monthly Interest Due                                0.00                 0.00               0.00                0.00
Additional Interest Due                                         0.00                 0.00               0.00                0.00
Total Interest Due                                      1,072,500.00           117,333.33         179,708.33        1,369,541.67
Investor Default Amount                                 4,705,867.52           456,326.55         541,887.77        5,704,081.84
Investor Monthly Fees Due                               1,375,000.00           133,333.33         158,333.33        1,666,666.67
Investor Additional Amounts Due
Total Due                                               7,153,367.52           706,993.21         879,929.44        8,740,290.17

Reallocated Investor Finance Charge Collections                                                                    17,060,811.85
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         13.3716%
Base Rate                                                                                                                3.6941%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions                 Class A              Class B          Interest                Total
--------------------------------------------                 -------              -------         ----------               -----

Beginning Certificates Balance                        825,000,000.00        80,000,000.00      95,000,000.00    1,000,000,000.00
Interest Distributions                                  1,072,500.00           117,333.33         179,708.33        1,369,541.67
Principal Deposits - Prin. Funding Account                      0.00                 0.00               0.00                0.00
Principal Distributions                                         0.00                 0.00               0.00                0.00
Total Distributions                                     1,072,500.00           117,333.33         179,708.33        1,369,541.67
Ending Certificates Balance                           825,000,000.00        80,000,000.00      95,000,000.00    1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.30

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.30

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.47

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.47

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $179,708.33

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $179,708.33

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $14,075,169.78

       a. Class A Monthly Interest:                             $1,072,500.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,705,867.52
       e. Excess Spread:                                        $8,296,802.26

   2.  Class B Available Funds:                                 $1,364,864.95

       a. Class B Monthly Interest:                               $117,333.33
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,247,531.61

   3.  Collateral Available Funds:                              $1,620,777.13

       a. Excess Spread:                                        $1,620,777.13

   4.  Total Excess Spread:                                    $11,165,111.00

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              77.7957%

   2.  Series 1999-3 Allocable Principal
       Collections:                                           $253,880,219.26

   3.  Principal Allocation Percentage of
       Series 1999-3 Allocable Principal Collections:         $197,507,824.92

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $197,507,824.92

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,704,081.84

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $203,211,906.76

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $95,000,000.00

   2.  Required Collateral Invested Amount                     $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $203,211,906.76

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-3

   1.  Excess Spread:                                          $11,165,111.00
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $456,326.55
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $179,708.33
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $541,887.77
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $8,320,521.68

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.6941%
       b. Prior Monthly Period                                        3.5894%
       c. Second Prior Monthly Period                                 4.0165%

   2.  Three Month Average Base Rate                                  3.7666%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.3716%
       b. Prior Monthly Period                                       13.1231%
       c. Second Prior Monthly Period                                14.6761%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.7236%



VI. Series 1999-5 Certificates
---------------------------------------------------------------------------------------------------------------------------------
                                                           Series          Total Investor        Transferors
A. Investor/Transferor Allocations                       Allocations          Interest             Interest
----------------------------------                       -----------       --------------        -----------
Beginning Invested /Transferor Amount                 642,709,268.26       500,000,000.00     142,709,268.26
Beginning Adjusted Invested Amount                               N/A       500,000,000.00                N/A
Floating Allocation Percentage                                   N/A             77.7957%           22.2043%
Principal Allocation Percentage                                  N/A             77.7957%           22.2043%
Collections of Finance Chg. Receivables                10,965,141.90         8,530,405.92       2,434,735.97
Collections of Principal Receivables                  126,940,109.63        98,753,912.46      28,186,197.17
Defaulted Amount                                        3,666,066.27         2,852,040.92         814,025.35

Ending Invested / Transferor Amounts                  674,214,513.89       500,000,000.00     174,214,513.89


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                       Class A              Class B          Interest                Total
--------------------------------------                       -------              -------         ----------               -----

Principal Funding Account                                       0.00                 0.00               0.00                0.00
Investment Proceeds for Monthly Period                          0.00                 0.00               0.00                0.00
Reserve Draw Amount                                             0.00                 0.00               0.00                0.00
Available Reserve Account Amount                                0.00                 0.00               0.00                0.00
Reserve Account Surplus                                         0.00                 0.00               0.00                0.00

Coupon  December 16, 2003 to January 14, 2003                1.6600%              1.9000%            2.3200%
Monthly Interest Due                                      570,625.00            63,333.33          91,833.33          725,791.67
Outstanding Monthly Interest Due                                0.00                 0.00               0.00                0.00
Additional Interest Due                                         0.00                 0.00               0.00                0.00
Total Interest Due                                        570,625.00            63,333.33          91,833.33          725,791.67
Investor Default Amount                                 2,352,933.76           228,163.27         270,943.89        2,852,040.92
Investor Monthly Fees Due                                 687,500.00            66,666.67          79,166.67          833,333.33
Investor Additional Amounts Due
Total Due                                               3,611,058.76           358,163.27         441,943.89        4,411,165.92

Reallocated Investor Finance Charge Collections                                                                     8,530,405.92
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         13.3716%
Base Rate                                                                                                                3.7939%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions                 Class A              Class B          Interest                Total
--------------------------------------------                 -------              -------         ----------               -----

Beginning Certificates Balance                        412,500,000.00        40,000,000.00      47,500,000.00      500,000,000.00
Interest Distributions                                    570,625.00            63,333.33          91,833.33          725,791.67
Principal Deposits - Prin. Funding Account                      0.00                 0.00               0.00                0.00
Principal Distributions                                         0.00                 0.00               0.00                0.00
Total Distributions                                       570,625.00            63,333.33          91,833.33          725,791.67
Ending Certificates Balance                           412,500,000.00        40,000,000.00      47,500,000.00      500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.38

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.38

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.58

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.58

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $91,833.33

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $91,833.33

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

1.     The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,037,584.89

       a. Class A Monthly Interest:                               $570,625.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,352,933.76
       e. Excess Spread:                                        $4,114,026.13

   2.  Class B Available Funds:                                   $682,432.47

       a. Class B Monthly Interest:                                $63,333.33
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $619,099.14

   3.  Collateral Available Funds:                                $810,388.56

       a. Excess Spread:                                          $810,388.56

   4.  Total Excess Spread:                                     $5,543,513.83

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              77.7957%

   2.  Series 1999-5 Allocable Principal
       Collections:                                           $126,940,109.63

   3.  Principal Allocation Percentage of
       Series 1999-5 Allocable Principal Collections:          $98,753,912.46

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $98,753,912.46

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,852,040.92

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $101,605,953.38

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

2.       Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                      $0.00

   4.  Treated as Shared Principal Collections:               $101,605,953.38

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-5

   1.  Excess Spread:                                           $5,543,513.83
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $228,163.27
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $91,833.33
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $270,943.89
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,119,240.01

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.7939%
       b. Prior Monthly Period                                        3.6892%
       c. Second Prior Monthly Period                                 4.1163%

   2.  Three Month Average Base Rate                                  3.8664%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.3716%
       b. Prior Monthly Period                                       13.1231%
       c. Second Prior Monthly Period                                14.6761%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.7236%



VII. Series 2000-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series          Total Investor        Transferors
A. Investor/Transferor Allocations                       Allocations         Interest              Interest
----------------------------------                       -----------       --------------        -----------
Beginning Invested /Transferor Amount                 642,709,268.26       500,000,000.00     142,709,268.26
Beginning Adjusted Invested Amount                               N/A       500,000,000.00                N/A
Floating Allocation Percentage                                   N/A             77.7957%           22.2043%
Principal Allocation Percentage                                  N/A             77.7957%           22.2043%
Collections of Finance Chg. Receivables                10,965,141.90         8,530,405.92       2,434,735.97
Collections of Principal Receivables                  126,940,109.63        98,753,912.46      28,186,197.17
Defaulted Amount                                        3,666,066.27         2,852,040.92         814,025.35

Ending Invested / Transferor Amounts                  674,214,513.89       500,000,000.00     174,214,513.89


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                       Class A              Class B          Interest                Total
--------------------------------------                       -------              -------         ----------               -----

Principal Funding Account                                       0.00                 0.00               0.00                0.00
Investment Proceeds for Monthly Period                          0.00                 0.00               0.00                0.00
Reserve Draw Amount                                             0.00                 0.00               0.00                0.00
Available Reserve Account Amount                                0.00                 0.00               0.00                0.00
Reserve Account Surplus                                         0.00                 0.00               0.00                0.00

Coupon  December 16, 2003 to January 14, 2003                7.2000%              7.4000%            2.3200%
Monthly Interest Due                                    2,595,000.00           185,000.00          72,500.00        2,852,500.00
Outstanding Monthly Interest Due                                0.00                 0.00               0.00                0.00
Additional Interest Due                                         0.00                 0.00               0.00                0.00
Total Interest Due                                      2,595,000.00           185,000.00          72,500.00        2,852,500.00
Investor Default Amount                                 2,467,015.40           171,122.46         213,903.07        2,852,040.92
Investor Monthly Fees Due                                 720,833.33            50,000.00          62,500.00          833,333.33
Investor Additional Amounts Due
Total Due                                               5,782,848.73           406,122.46         348,903.07        6,537,874.25

Reallocated Investor Finance Charge Collections                                                                     8,530,405.92
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         13.3716%
Base Rate                                                                                                                8.9689%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions                 Class A              Class B          Interest                Total
--------------------------------------------                 -------              -------         ----------               -----

Beginning Certificates Balance                        432,500,000.00        30,000,000.00      37,500,000.00      500,000,000.00
Interest Distributions                                  2,595,000.00           185,000.00          72,500.00        2,852,500.00
Principal Deposits - Prin. Funding Account                      0.00                 0.00               0.00                0.00
Principal Distributions                                         0.00                 0.00               0.00                0.00
Total Distributions                                     2,595,000.00           185,000.00          72,500.00        2,852,500.00
Ending Certificates Balance                           432,500,000.00        30,000,000.00      37,500,000.00      500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $6.00

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $6.00

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $6.17

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $6.17

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $72,500.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $72,500.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,378,801.13

       a. Class A Monthly Interest:                             $2,595,000.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default
          (Treated as Available Principal Collections):         $2,467,015.40
       e. Excess Spread:                                        $2,316,785.73

   2.  Class B Available Funds:                                   $511,824.36

       a. Class B Monthly Interest:                               $185,000.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $326,824.36

   3.  Collateral Available Funds:                                $639,780.44

       a. Excess Spread:                                          $639,780.44

   4.  Total Excess Spread:                                     $3,283,390.53

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              77.7957%

   2.  Series 2000-1 Allocable Principal
       Collections:                                           $126,940,109.63

   3.  Principal Allocation Percentage of
       Series 2000-1 Allocable Principal Collections:          $98,753,912.46

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $98,753,912.46

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,852,040.92

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $101,605,953.38

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $37,500,000.00

   2.  Required Collateral Invested Amount                     $37,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $101,605,953.38

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-1

   1.  Excess Spread:                                           $3,283,390.53
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $171,122.46
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $72,500.00
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $213,903.07
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $1,992,531.67

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      8.9689%
       b. Prior Monthly Period                                        8.6823%
       c. Second Prior Monthly Period                                 8.7143%

   2.  Three Month Average Base Rate                                  8.7885%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.3716%
       b. Prior Monthly Period                                       13.1231%
       c. Second Prior Monthly Period                                14.6761%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.7236%



XVIII. Series 2000-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series          Total Investor        Transferors
A. Investor/Transferor Allocations                       Allocations          Interest             Interest
----------------------------------                       -----------        -------------        -----------
Beginning Invested /Transferor Amount                 642,709,268.26       500,000,000.00     142,709,268.26
Beginning Adjusted Invested Amount                               N/A       500,000,000.00                N/A
Floating Allocation Percentage                                   N/A             77.7957%           22.2043%
Principal Allocation Percentage                                  N/A             77.7957%           22.2043%
Collections of Finance Chg. Receivables                10,965,141.90         8,530,405.92       2,434,735.97
Collections of Principal Receivables                  126,940,109.63        98,753,912.46      28,186,197.17
Defaulted Amount                                        3,666,066.27         2,852,040.92         814,025.35

Ending Invested / Transferor Amounts                  674,214,513.89       500,000,000.00     174,214,513.89


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                       Class A              Class B          Interest                Total
--------------------------------------                       -------              -------         ----------               -----

Principal Funding Account                                       0.00                 0.00               0.00                0.00
Investment Proceeds for Monthly Period                          0.00                 0.00               0.00                0.00
Reserve Draw Amount                                             0.00                 0.00               0.00                0.00
Available Reserve Account Amount                                0.00                 0.00               0.00                0.00
Reserve Account Surplus                                         0.00                 0.00               0.00                0.00

Coupon  December 16, 2003 to January 14, 2003                1.5850%              1.7700%            2.3200%
Monthly Interest Due                                      544,843.75            59,000.00          91,833.33          695,677.08
Outstanding Monthly Interest Due                                0.00                 0.00               0.00                0.00
Additional Interest Due                                         0.00                 0.00               0.00                0.00
Total Interest Due                                        544,843.75            59,000.00          91,833.33          695,677.08
Investor Default Amount                                 2,352,933.76           228,163.27         270,943.89        2,852,040.92
Investor Monthly Fees Due                                 687,500.00            66,666.67          79,166.67          833,333.33
Investor Additional Amounts Due
Total Due                                               3,585,277.51           353,829.94         441,943.89        4,381,051.34

Reallocated Investor Finance Charge Collections                                                                     8,530,405.92
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         13.3716%
Base Rate                                                                                                                3.7206%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions                 Class A              Class B          Interest                Total
--------------------------------------------                 -------              -------         ----------               -----

Beginning Certificates Balance                        412,500,000.00        40,000,000.00      47,500,000.00      500,000,000.00
Interest Distributions                                    544,843.75            59,000.00          91,833.33          695,677.08
Principal Deposits - Prin. Funding Account                      0.00                 0.00               0.00                0.00
Principal Distributions                                         0.00                 0.00               0.00                0.00
Total Distributions                                       544,843.75            59,000.00          91,833.33          695,677.08
Ending Certificates Balance                           412,500,000.00        40,000,000.00      47,500,000.00      500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.32

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.32

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.48

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.48

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $91,833.33

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $91,833.33

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,037,584.89

       a. Class A Monthly Interest:                               $544,843.75
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,352,933.76
       e. Excess Spread:                                        $4,139,807.38

   2.  Class B Available Funds:                                   $682,432.47

       a. Class B Monthly Interest:                                $59,000.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $623,432.47

   3.  Collateral Available Funds:                                $810,388.56

       a. Excess Spread:                                          $810,388.56

   4.  Total Excess Spread:                                     $5,573,628.42

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              77.7957%

   2.  Series 2000-2 Allocable Principal
       Collections:                                           $126,940,109.63

   3.  Principal Allocation Percentage of
       Series 2000-2 Allocable Principal Collections:          $98,753,912.46

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $98,753,912.46

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,852,040.92

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $101,605,953.38

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $101,605,953.38

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-2

   1.  Excess Spread:                                           $5,573,628.42
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $228,163.27
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $91,833.33
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $270,943.89
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,149,354.59

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.7206%
       b. Prior Monthly Period                                        3.6159%
       c. Second Prior Monthly Period                                 4.0430%

   2.  Three Month Average Base Rate                                  3.7932%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.3716%
       b. Prior Monthly Period                                       13.1231%
       c. Second Prior Monthly Period                                14.6761%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.7236%



IX. Series 2000-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series          Total Investor        Transferors
A. Investor/Transferor Allocations                       Allocations         Interest              Interest
----------------------------------                       -----------       --------------        -----------
Beginning Invested /Transferor Amount               1,285,418,536.51     1,000,000,000.00     285,418,536.51
Beginning Adjusted Invested Amount                               N/A     1,000,000,000.00                N/A
Floating Allocation Percentage                                   N/A             77.7957%           22.2043%
Principal Allocation Percentage                                  N/A             77.7957%           22.2043%
Collections of Finance Chg. Receivables                21,930,283.80        17,060,811.85       4,869,471.95
Collections of Principal Receivables                  253,880,219.26       197,507,824.92      56,372,394.34
Defaulted Amount                                        7,332,132.53         5,704,081.84       1,628,050.69

Ending Invested / Transferor Amounts                1,348,429,027.78     1,000,000,000.00     348,429,027.78


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                       Class A              Class B          Interest                Total
--------------------------------------                       -------              -------         ----------               -----

Principal Funding Account                                       0.00                 0.00               0.00                0.00
Investment Proceeds for Monthly Period                          0.00                 0.00               0.00                0.00
Reserve Draw Amount                                             0.00                 0.00               0.00                0.00
Available Reserve Account Amount                                0.00                 0.00               0.00                0.00
Reserve Account Surplus                                         0.00                 0.00               0.00                0.00

Coupon  December 16, 2003 to January 14, 2003                1.5800%              1.7700%            2.2200%
Monthly Interest Due                                    1,086,250.00           118,000.00         175,750.00        1,380,000.00
Outstanding Monthly Interest Due                                0.00                 0.00               0.00                0.00
Additional Interest Due                                         0.00                 0.00               0.00                0.00
Total Interest Due                                      1,086,250.00           118,000.00         175,750.00        1,380,000.00
Investor Default Amount                                 4,705,867.52           456,326.55         541,887.77        5,704,081.84
Investor Monthly Fees Due                               1,375,000.00           133,333.33         158,333.33        1,666,666.67
Investor Additional Amounts Due
Total Due                                               7,167,117.52           707,659.88         875,971.11        8,750,748.51

Reallocated Investor Finance Charge Collections                                                                    17,060,811.85
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         13.3716%
Base Rate                                                                                                                3.7068%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions                 Class A              Class B          Interest                Total
--------------------------------------------                 -------              -------         ----------               -----

Beginning Certificates Balance                        825,000,000.00        80,000,000.00      95,000,000.00    1,000,000,000.00
Interest Distributions                                  1,086,250.00           118,000.00         175,750.00        1,380,000.00
Principal Deposits - Prin. Funding Account                      0.00                 0.00               0.00                0.00
Principal Distributions                                         0.00                 0.00               0.00                0.00
Total Distributions                                     1,086,250.00           118,000.00         175,750.00        1,380,000.00
Ending Certificates Balance                           825,000,000.00        80,000,000.00      95,000,000.00    1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.32

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.32

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.48

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.48

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $175,750.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $175,750.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $14,075,169.78

       a. Class A Monthly Interest:                             $1,086,250.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,705,867.52
       e. Excess Spread:                                        $8,283,052.26

   2.  Class B Available Funds:                                 $1,364,864.95

       a. Class B Monthly Interest:                               $118,000.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,246,864.95

   3.  Collateral Available Funds:                              $1,620,777.13

       a. Excess Spread:                                        $1,620,777.13

   4.  Total Excess Spread:                                    $11,150,694.33

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              77.7957%

   2.  Series 2000-3 Allocable Principal
       Collections:                                           $253,880,219.26

   3.  Principal Allocation Percentage of
       Series 2000-3 Allocable Principal Collections:         $197,507,824.92

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $197,507,824.92

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,704,081.84

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $203,211,906.76

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $95,000,000.00

   2.  Required Collateral Invested Amount                     $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $203,211,906.76

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-3

   1.  Excess Spread:                                          $11,150,694.33
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $456,326.55
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $175,750.00
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $541,887.77
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $8,310,063.34

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.7068%
       b. Prior Monthly Period                                        3.6021%
       c. Second Prior Monthly Period                                 4.0292%

   2.  Three Month Average Base Rate                                  3.7793%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.3716%
       b. Prior Monthly Period                                       13.1231%
       c. Second Prior Monthly Period                                14.6761%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.7236%



X. Series 2000-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series          Total Investor        Transferors
A. Investor/Transferor Allocations                       Allocations          Interest            Interest
----------------------------------                       -----------       --------------         ----------
Beginning Invested /Transferor Amount               1,558,084,087.31     1,212,122,000.00     345,962,087.31
Beginning Adjusted Invested Amount                               N/A     1,212,122,000.00                N/A
Floating Allocation Percentage                                   N/A             77.7957%           22.2043%
Principal Allocation Percentage                                  N/A             77.7957%           22.2043%
Collections of Finance Chg. Receivables                26,582,179.46        20,679,785.38       5,902,394.08
Collections of Principal Receivables                  307,733,799.13       239,403,579.76      68,330,219.37
Defaulted Amount                                        8,887,439.15         6,914,043.09       1,973,396.06

Ending Invested / Transferor Amounts                1,634,460,490.02     1,212,122,000.00     422,338,490.02


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                       Class A              Class B          Interest                Total
--------------------------------------                       -------              -------         ----------               -----

Principal Funding Account                                       0.00                 0.00               0.00                0.00
Investment Proceeds for Monthly Period                          0.00                 0.00               0.00                0.00
Reserve Draw Amount                                             0.00                 0.00               0.00                0.00
Available Reserve Account Amount                                0.00                 0.00               0.00                0.00
Reserve Account Surplus                                         0.00                 0.00               0.00                0.00

Coupon  December 16, 2003 to January 14, 2003                1.5350%              1.7600%            2.2700%
Monthly Interest Due                                    1,279,166.67           142,222.67         217,829.20        1,639,218.53
Outstanding Monthly Interest Due                                0.00                 0.00               0.00                0.00
Additional Interest Due                                         0.00                 0.00               0.00                0.00
Total Interest Due                                      1,279,166.67           142,222.67         217,829.20        1,639,218.53
Investor Default Amount                                 5,704,081.84           553,124.82         656,836.43        6,914,043.09
Investor Monthly Fees Due                               1,666,666.67           161,616.67         191,920.00        2,020,203.33
Investor Additional Amounts Due
Total Due                                               8,649,915.17           856,964.15       1,066,585.63       10,573,464.95

Reallocated Investor Finance Charge Collections                                                                    20,679,785.38
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         13.3716%
Base Rate                                                                                                                3.6731%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions                 Class A              Class B          Interest                Total
--------------------------------------------                 -------              -------         ----------               -----

Beginning Certificates Balance                      1,000,000,000.00        96,970,000.00     115,152,000.00    1,212,122,000.00
Interest Distributions                                  1,279,166.67           142,222.67         217,829.20        1,639,218.53
Interest Deposits - Interest Funding Account           (1,279,166.67)         (142,222.67)              0.00       (1,421,389.33)
Interest Funding Account Distributions                          0.00                 0.00               0.00                0.00
Principal Deposits - Prin. Funding Account                      0.00                 0.00               0.00                0.00
Principal Distributions                                         0.00                 0.00               0.00                0.00
Total Distributions                                             0.00                 0.00         217,829.20          217,829.20
Ending Interest Funding Account Balance                 1,279,166.67           142,222.67               0.00        1,421,389.33
Ending Certificates Balance                         1,000,000,000.00        96,970,000.00     115,152,000.00    1,212,122,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.28

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.28

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.47

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.47

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $217,829.20

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $217,829.20

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds (Includes Int. Income from IFA):$17,060,811.85

       a. Class A Monthly Interest:                             $1,279,166.67
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $5,704,081.84
       e. Excess Spread:                                       $10,077,563.34

   2.  Class B Available Funds:                                 $1,654,386.93

       a. Class B Monthly Interest:                               $142,222.67
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,512,164.26

   3.  Collateral Available Funds:                              $1,964,586.61

       a. Excess Spread:                                        $1,964,586.61

   4.  Total Excess Spread:                                    $13,554,314.21

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              77.7957%

   2.  Series 2000-4 Allocable Principal
       Collections:                                           $307,733,799.13

   3.  Principal Allocation Percentage of
       Series 2000-4 Allocable Principal Collections:         $239,403,579.76

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $239,403,579.76

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-4:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $6,914,043.09

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $246,317,622.85

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                             $115,152,000.00

   2.  Required Collateral Invested Amount                    $115,152,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $246,317,622.85

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-4

   1.  Excess Spread:                                          $13,554,314.21
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $553,124.82
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $217,829.20
   9.  Applied to unpaid Monthly Servicing Fee:                 $2,020,203.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $656,836.43
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                $10,106,320.43

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.6731%
       b. Prior Monthly Period                                        3.9859%
       c. Second Prior Monthly Period                                 4.0265%

   2.  Three Month Average Base Rate                                  3.8952%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.3716%
       b. Prior Monthly Period                                       13.1266%
       c. Second Prior Monthly Period                                14.6789%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.7257%



XI. Series 2000-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series          Total Investor        Transferors
A. Investor/Transferor Allocations                       Allocations         Interest              Interest
----------------------------------                       -----------       --------------        -----------
Beginning Invested /Transferor Amount               1,012,752,985.71       787,878,000.00     224,874,985.71
Beginning Adjusted Invested Amount                               N/A       787,878,000.00                N/A
Floating Allocation Percentage                                   N/A             77.7957%           22.2043%
Principal Allocation Percentage                                  N/A             77.7957%           22.2043%
Collections of Finance Chg. Receivables                17,278,388.14        13,441,838.32       3,836,549.82
Collections of Principal Receivables                  200,026,639.39       155,612,070.08      44,414,569.31
Defaulted Amount                                        5,776,825.91         4,494,120.59       1,282,705.32

Ending Invested / Transferor Amounts                1,062,397,565.55       787,878,000.00     274,519,565.55


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                       Class A              Class B          Interest                Total
--------------------------------------                       -------              -------         ----------               -----

Principal Funding Account                                       0.00                 0.00               0.00                0.00
Investment Proceeds for Monthly Period                          0.00                 0.00               0.00                0.00
Reserve Draw Amount                                             0.00                 0.00               0.00                0.00
Available Reserve Account Amount                                0.00                 0.00               0.00                0.00
Reserve Account Surplus                                         0.00                 0.00               0.00                0.00

Coupon  December 16, 2003 to January 14, 2003                1.5600%              1.8000%            2.2700%
Monthly Interest Due                                      845,000.00            94,545.00         141,587.47        1,081,132.47
Outstanding Monthly Interest Due                                0.00                 0.00               0.00                0.00
Additional Interest Due                                         0.00                 0.00               0.00                0.00
Total Interest Due                                        845,000.00            94,545.00         141,587.47        1,081,132.47
Investor Default Amount                                 3,707,653.20           359,528.28         426,939.12        4,494,120.59
Investor Monthly Fees Due                               1,083,333.33           105,050.00         124,746.67        1,313,130.00
Investor Additional Amounts Due
Total Due                                               5,635,986.53           559,123.28         693,273.25        6,888,383.06

Reallocated Investor Finance Charge Collections                                                                    13,441,838.32
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         13.3716%
Base Rate                                                                                                                3.6973%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions                 Class A              Class B          Interest                Total
--------------------------------------------                 -------              -------         ----------               -----

Beginning Certificates Balance                        650,000,000.00        63,030,000.00      74,848,000.00      787,878,000.00
Interest Distributions                                    845,000.00            94,545.00         141,587.47        1,081,132.47
Principal Deposits - Prin. Funding Account                      0.00                 0.00               0.00                0.00
Principal Distributions                                         0.00                 0.00               0.00                0.00
Total Distributions                                       845,000.00            94,545.00         141,587.47        1,081,132.47
Ending Certificates Balance                           650,000,000.00        63,030,000.00      74,848,000.00      787,878,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.30

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.30

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.50

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.50

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $141,587.47

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $141,587.47

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $11,089,527.70

       a. Class A Monthly Interest:                               $845,000.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,707,653.20
       e. Excess Spread:                                        $6,536,874.51

   2.  Class B Available Funds:                                 $1,075,342.97

       a. Class B Monthly Interest:                                $94,545.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $980,797.97

   3.  Collateral Available Funds:                              $1,276,967.65

       a. Excess Spread:                                        $1,276,967.65

   4.  Total Excess Spread:                                     $8,794,640.12

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              77.7957%

   2.  Series 2000-5 Allocable Principal
       Collections:                                           $200,026,639.39

   3.  Principal Allocation Percentage of
       Series 2000-5 Allocable Principal Collections:         $155,612,070.08

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $155,612,070.08

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,494,120.59

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $160,106,190.67

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $74,848,000.00

   2.  Required Collateral Invested Amount                     $74,848,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $160,106,190.67

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-5

   1.  Excess Spread:                                           $8,794,640.12
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $359,528.28
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $141,587.47
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,313,130.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $426,939.12
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,553,455.26

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.6973%
       b. Prior Monthly Period                                        3.5926%
       c. Second Prior Monthly Period                                 4.0197%

   2.  Three Month Average Base Rate                                  3.7699%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.3716%
       b. Prior Monthly Period                                       13.1231%
       c. Second Prior Monthly Period                                14.6761%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.7236%



XII. Series 2001-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series         Total Investor        Transferors
A. Investor/Transferor Allocations                       Allocations         Interest              Interest
----------------------------------                       -----------       --------------        -----------
Beginning Invested /Transferor Amount                 964,063,902.38       750,000,000.00     214,063,902.38
Beginning Adjusted Invested Amount                               N/A       750,000,000.00                N/A
Floating Allocation Percentage                                   N/A             77.7957%           22.2043%
Principal Allocation Percentage                                  N/A             77.7957%           22.2043%
Collections of Finance Chg. Receivables                16,447,712.85        12,795,608.89       3,652,103.96
Collections of Principal Receivables                  190,410,164.44       148,130,868.69      42,279,295.75
Defaulted Amount                                        5,499,099.40         4,278,061.38       1,221,038.02

Ending Invested / Transferor Amounts                1,011,321,770.84       750,000,000.00     261,321,770.84


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                       Class A              Class B          Interest                Total
--------------------------------------                       -------              -------         ----------               -----

Principal Funding Account                                       0.00                 0.00               0.00                0.00
Investment Proceeds for Monthly Period                          0.00                 0.00               0.00                0.00
Reserve Draw Amount                                             0.00                 0.00               0.00                0.00
Available Reserve Account Amount                                0.00                 0.00               0.00                0.00
Reserve Account Surplus                                         0.00                 0.00               0.00                0.00

Coupon  December 16, 2003 to January 14, 2003                1.5600%              1.8400%            2.3700%
Monthly Interest Due                                      804,375.00            92,000.00         140,718.75        1,037,093.75
Outstanding Monthly Interest Due                                0.00                 0.00               0.00                0.00
Additional Interest Due                                         0.00                 0.00               0.00                0.00
Total Interest Due                                        804,375.00            92,000.00         140,718.75        1,037,093.75
Investor Default Amount                                 3,529,400.64           342,244.91         406,415.83        4,278,061.38
Investor Monthly Fees Due                               1,031,250.00           100,000.00         118,750.00        1,250,000.00
Investor Additional Amounts Due
Total Due                                               5,365,025.64           534,244.91         665,884.58        6,565,155.13

Reallocated Investor Finance Charge Collections                                                                    12,795,608.89
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         13.3716%
Base Rate                                                                                                                3.7102%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions                 Class A              Class B          Interest                Total
--------------------------------------------                 -------              -------         ----------               -----

Beginning Certificates Balance                        618,750,000.00        60,000,000.00      71,250,000.00      750,000,000.00
Interest Distributions                                    804,375.00            92,000.00         140,718.75        1,037,093.75
Principal Deposits - Prin. Funding Account                      0.00                 0.00               0.00                0.00
Principal Distributions                                         0.00                 0.00               0.00                0.00
Total Distributions                                       804,375.00            92,000.00         140,718.75        1,037,093.75
Ending Certificates Balance                           618,750,000.00        60,000,000.00      71,250,000.00      750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.30

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.30

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.53

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.53

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

4.     The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $140,718.75

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $140,718.75

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $10,556,377.33

       a. Class A Monthly Interest:                               $804,375.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,529,400.64
       e. Excess Spread:                                        $6,222,601.69

   2.  Class B Available Funds:                                 $1,023,648.71

       a. Class B Monthly Interest:                                $92,000.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $931,648.71

   3.  Collateral Available Funds:                              $1,215,582.84

       a. Excess Spread:                                        $1,215,582.84

   4.  Total Excess Spread:                                     $8,369,833.25

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              77.7957%

   2.  Series 2001-1 Allocable Principal
       Collections:                                           $190,410,164.44

   3.  Principal Allocation Percentage of
       Series 2001-1 Allocable Principal Collections:         $148,130,868.69

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $148,130,868.69

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,278,061.38

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $152,408,930.07

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $71,250,000.00

   2.  Required Collateral Invested Amount                     $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $152,408,930.07

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-1

   1.  Excess Spread:                                           $8,369,833.25
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $342,244.91
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $140,718.75
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,250,000.00
   10. Collateral Default Amount treated
       Available Principal Collections:                           $406,415.83
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,230,453.76

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.7102%
       b. Prior Monthly Period                                        3.6055%
       c. Second Prior Monthly Period                                 4.0326%

   2.  Three Month Average Base Rate                                  3.7827%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.3716%
       b. Prior Monthly Period                                       13.1231%
       c. Second Prior Monthly Period                                14.6761%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.7236%



XIII. Series 2001-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series          Total Investor        Transferors
A. Investor/Transferor Allocations                       Allocations         Interest             Interest
----------------------------------                       -----------       --------------        -----------
Beginning Invested /Transferor Amount                 321,354,634.13       250,000,000.00      71,354,634.13
Beginning Adjusted Invested Amount                               N/A       250,000,000.00                N/A
Floating Allocation Percentage                                   N/A             77.7957%           22.2043%
Principal Allocation Percentage                                  N/A             77.7957%           22.2043%
Collections of Finance Chg. Receivables                 5,482,570.95         4,265,202.96       1,217,367.99
Collections of Principal Receivables                   63,470,054.81        49,376,956.23      14,093,098.58
Defaulted Amount                                        1,833,033.13         1,426,020.46         407,012.67

Ending Invested / Transferor Amounts                  337,107,256.95       250,000,000.00      87,107,256.95


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                       Class A              Class B          Interest                Total
--------------------------------------                       -------              -------         ----------               -----

Principal Funding Account                                       0.00                 0.00               0.00                0.00
Investment Proceeds for Monthly Period                          0.00                 0.00               0.00                0.00
Reserve Draw Amount                                             0.00                 0.00               0.00                0.00
Available Reserve Account Amount                                0.00                 0.00               0.00                0.00
Reserve Account Surplus                                         0.00                 0.00               0.00                0.00

Coupon  December 16, 2003 to January 14, 2003                5.5300%              5.8300%            2.2700%
Monthly Interest Due                                      996,552.08            72,875.00          35,468.75        1,104,895.83
Outstanding Monthly Interest Due                                0.00                 0.00               0.00                0.00
Additional Interest Due                                         0.00                 0.00               0.00                0.00
Total Interest Due                                        996,552.08            72,875.00          35,468.75        1,104,895.83
Investor Default Amount                                 1,233,507.70            85,561.23         106,951.53        1,426,020.46
Investor Monthly Fees Due                                 360,416.67            25,000.00          31,250.00          416,666.67
Investor Additional Amounts Due
Total Due                                               2,590,476.45           183,436.23         173,670.28        2,947,582.96

Reallocated Investor Finance Charge Collections                                                                     4,265,202.96
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         13.3716%
Base Rate                                                                                                                7.4049%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions                 Class A              Class B          Interest                Total
--------------------------------------------                 -------              -------         ----------               -----

Beginning Certificates Balance                        216,250,000.00        15,000,000.00      18,750,000.00      250,000,000.00
Interest Distributions                                    996,552.08            72,875.00          35,468.75        1,104,895.83
Principal Deposits - Prin. Funding Account                      0.00                 0.00               0.00                0.00
Principal Distributions                                         0.00                 0.00               0.00                0.00
Total Distributions                                       996,552.08            72,875.00          35,468.75        1,104,895.83
Ending Certificates Balance                           216,250,000.00        15,000,000.00      18,750,000.00      250,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $4.61

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $4.61

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $4.86

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $4.86

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $35,468.75

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $35,468.75

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $3,689,400.56

       a. Class A Monthly Interest:                               $996,552.08
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $1,233,507.70
       e. Excess Spread:                                        $1,459,340.78

   2.  Class B Available Funds:                                   $255,912.18

       a. Class B Monthly Interest:                                $72,875.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $183,037.18

   3.  Collateral Available Funds:                                $319,890.22

       a. Excess Spread:                                          $319,890.22

   4.  Total Excess Spread:                                     $1,962,268.18

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              77.7957%

   2.  Series 2001-2 Allocable Principal
       Collections:                                            $63,470,054.81

   3.  Principal Allocation Percentage of
       Series 2001-2 Allocable Principal Collections:          $49,376,956.23

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $49,376,956.23

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $1,426,020.46

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $50,802,976.69

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $18,750,000.00

   2.  Required Collateral Invested Amount                     $18,750,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $50,802,976.69

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-2

   1.  Excess Spread:                                           $1,962,268.18
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                    $85,561.23
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $35,468.75
   9.  Applied to unpaid Monthly Servicing Fee:                   $416,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $106,951.53
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $1,317,620.00

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      7.4049%
       b. Prior Monthly Period                                        7.1687%
       c. Second Prior Monthly Period                                 7.2007%

   2.  Three Month Average Base Rate                                  7.2581%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.3716%
       b. Prior Monthly Period                                       13.1231%
       c. Second Prior Monthly Period                                14.6761%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.7236%



XIV. Series 2001-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series          Total Investor        Transferors
A. Investor/Transferor Allocations                       Allocations          Interest             Interest
----------------------------------                       -----------       --------------        -----------
Beginning Invested /Transferor Amount                 964,063,902.38       750,000,000.00     214,063,902.38
Beginning Adjusted Invested Amount                               N/A       750,000,000.00                N/A
Floating Allocation Percentage                                   N/A             77.7957%           22.2043%
Principal Allocation Percentage                                  N/A             77.7957%           22.2043%
Collections of Finance Chg. Receivables                16,447,712.85        12,795,608.89       3,652,103.96
Collections of Principal Receivables                  190,410,164.44       148,130,868.69      42,279,295.75
Defaulted Amount                                        5,499,099.40         4,278,061.38       1,221,038.02

Ending Invested / Transferor Amounts                1,011,321,770.84       750,000,000.00     261,321,770.84


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                       Class A              Class B          Interest                Total
--------------------------------------                       -------              -------         ----------               -----

Principal Funding Account                                       0.00                 0.00               0.00                0.00
Investment Proceeds for Monthly Period                          0.00                 0.00               0.00                0.00
Reserve Draw Amount                                             0.00                 0.00               0.00                0.00
Available Reserve Account Amount                                0.00                 0.00               0.00                0.00
Reserve Account Surplus                                         0.00                 0.00               0.00                0.00

Coupon  December 16, 2003 to January 14, 2003                1.5500%              1.8000%            2.2700%
Monthly Interest Due                                      799,218.75            90,000.00         134,781.25        1,024,000.00
Outstanding Monthly Interest Due                                0.00                 0.00               0.00                0.00
Additional Interest Due                                         0.00                 0.00               0.00                0.00
Total Interest Due                                        799,218.75            90,000.00         134,781.25        1,024,000.00
Investor Default Amount                                 3,529,400.64           342,244.91         406,415.83        4,278,061.38
Investor Monthly Fees Due                               1,031,250.00           100,000.00         118,750.00        1,250,000.00
Investor Additional Amounts Due
Total Due                                               5,359,869.39           532,244.91         659,947.08        6,552,061.38

Reallocated Investor Finance Charge Collections                                                                    12,795,608.89
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         13.3716%
Base Rate                                                                                                                3.6889%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions                 Class A              Class B          Interest                Total
--------------------------------------------                 -------              -------         ----------               -----

Beginning Certificates Balance                        618,750,000.00        60,000,000.00      71,250,000.00      750,000,000.00
Interest Distributions                                    799,218.75            90,000.00         134,781.25        1,024,000.00
Principal Deposits - Prin. Funding Account                      0.00                 0.00               0.00                0.00
Principal Distributions                                         0.00                 0.00               0.00                0.00
Total Distributions                                       799,218.75            90,000.00         134,781.25        1,024,000.00
Ending Certificates Balance                           618,750,000.00        60,000,000.00      71,250,000.00      750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.29

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.29

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.50

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.50

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $134,781.25

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $134,781.25

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $10,556,377.33

       a. Class A Monthly Interest:                               $799,218.75
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,529,400.64
       e. Excess Spread:                                        $6,227,757.94

   2.  Class B Available Funds:                                 $1,023,648.71

       a. Class B Monthly Interest:                                $90,000.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $933,648.71

   3.  Collateral Available Funds:                              $1,215,582.84

       a. Excess Spread:                                        $1,215,582.84

   4.  Total Excess Spread:                                     $8,376,989.50

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              77.7957%

   2.  Series 2001-3 Allocable Principal
       Collections:                                           $190,410,164.44

   3.  Principal Allocation Percentage of
       Series 2001-3 Allocable Principal Collections:         $148,130,868.69

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $148,130,868.69

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,278,061.38

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $152,408,930.07

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $71,250,000.00

   2.  Required Collateral Invested Amount                     $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $152,408,930.07

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-3

   1.  Excess Spread:                                           $8,376,989.50
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $342,244.91
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $134,781.25
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $406,415.83
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,243,547.51

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.6889%
       b. Prior Monthly Period                                        3.5842%
       c. Second Prior Monthly Period                                 4.0113%

   2.  Three Month Average Base Rate                                  3.7615%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.3716%
       b. Prior Monthly Period                                       13.1231%
       c. Second Prior Monthly Period                                14.6761%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.7236%



XV. Series 2001-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series          Total Investor        Transferors
A. Investor/Transferor Allocations                       Allocations         Interest             Interest
----------------------------------                       -----------       --------------        -----------
Beginning Invested /Transferor Amount                 931,928,438.97       725,000,000.00     206,928,438.97
Beginning Adjusted Invested Amount                               N/A       725,000,000.00                N/A
Floating Allocation Percentage                                   N/A             77.7957%           22.2043%
Principal Allocation Percentage                                  N/A             77.7957%           22.2043%
Collections of Finance Chg. Receivables                15,899,455.75        12,369,088.59       3,530,367.16
Collections of Principal Receivables                  184,063,158.96       143,193,173.07      40,869,985.90
Defaulted Amount                                        5,315,796.08         4,135,459.33       1,180,336.75

Ending Invested / Transferor Amounts                  977,611,045.14       725,000,000.00     252,611,045.14


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                       Class A              Class B          Interest                Total
--------------------------------------                       -------              -------         ----------               -----

Principal Funding Account                                       0.00                 0.00               0.00                0.00
Investment Proceeds for Monthly Period                          0.00                 0.00               0.00                0.00
Reserve Draw Amount                                             0.00                 0.00               0.00                0.00
Available Reserve Account Amount                                0.00                 0.00               0.00                0.00
Reserve Account Surplus                                         0.00                 0.00               0.00                0.00

Coupon  December 16, 2003 to January 14, 2003                1.5500%              1.8000%            2.3700%
Monthly Interest Due                                      772,578.13            87,000.00         136,028.13          995,606.25
Outstanding Monthly Interest Due                                0.00                 0.00               0.00                0.00
Additional Interest Due                                         0.00                 0.00               0.00                0.00
Total Interest Due                                        772,578.13            87,000.00         136,028.13          995,606.25
Investor Default Amount                                 3,411,753.95           330,836.75         392,868.64        4,135,459.33
Investor Monthly Fees Due                                 996,875.00            96,666.67         114,791.67        1,208,333.33
Investor Additional Amounts Due
Total Due                                               5,181,207.08           514,503.41         643,688.43        6,339,398.92

Reallocated Investor Finance Charge Collections                                                                    12,369,088.59
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         13.3716%
Base Rate                                                                                                                3.6986%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions                 Class A              Class B          Interest                Total
--------------------------------------------                 -------              -------         ----------               -----

Beginning Certificates Balance                        598,125,000.00        58,000,000.00      68,875,000.00      725,000,000.00
Interest Distributions                                    772,578.13            87,000.00         136,028.13          995,606.25
Principal Deposits - Prin. Funding Account                      0.00                 0.00               0.00                0.00
Principal Distributions                                         0.00                 0.00               0.00                0.00
Total Distributions                                       772,578.13            87,000.00         136,028.13          995,606.25
Ending Certificates Balance                           598,125,000.00        58,000,000.00      68,875,000.00      725,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.29

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.29

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.50

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.50

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $136,028.13

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $136,028.13

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $10,204,498.09

       a. Class A Monthly Interest:                               $772,578.13
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,411,753.95
       e. Excess Spread:                                        $6,020,166.01

   2.  Class B Available Funds:                                   $989,527.09

       a. Class B Monthly Interest:                                $87,000.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $902,527.09

   3.  Collateral Available Funds:                              $1,175,063.42

       a. Excess Spread:                                        $1,175,063.42

   4.  Total Excess Spread:                                     $8,097,756.52

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              77.7957%

   2.  Series 2001-4 Allocable Principal
       Collections:                                           $184,063,158.96

   3.  Principal Allocation Percentage of
       Series 2001-4 Allocable Principal Collections:         $143,193,173.07

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $143,193,173.07

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-4:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,135,459.33

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $147,328,632.40

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $68,875,000.00

   2.  Required Collateral Invested Amount                     $68,875,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $147,328,632.40

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-4

   1.  Excess Spread:                                           $8,097,756.52
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $330,836.75
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $136,028.13
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,208,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $392,868.64
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,029,689.67

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.6986%
       b. Prior Monthly Period                                        3.5939%
       c. Second Prior Monthly Period                                 4.0210%

   2.  Three Month Average Base Rate                                  3.7711%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.3716%
       b. Prior Monthly Period                                       13.1231%
       c. Second Prior Monthly Period                                14.6761%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.7236%



XVI. Series 2001-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series          Total Investor        Transferors
A. Investor/Transferor Allocations                       Allocations         Interest             Interest
----------------------------------                       -----------       --------------        -----------
Beginning Invested /Transferor Amount                 642,709,268.26       500,000,000.00     142,709,268.26
Beginning Adjusted Invested Amount                               N/A       500,000,000.00                N/A
Floating Allocation Percentage                                   N/A             77.7957%           22.2043%
Principal Allocation Percentage                                  N/A             77.7957%           22.2043%
Collections of Finance Chg. Receivables                10,965,141.90         8,530,405.92       2,434,735.97
Collections of Principal Receivables                  126,940,109.63        98,753,912.46      28,186,197.17
Defaulted Amount                                        3,666,066.27         2,852,040.92         814,025.35

Ending Invested / Transferor Amounts                  674,214,513.89       500,000,000.00     174,214,513.89


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                       Class A              Class B          Interest                Total
--------------------------------------                       -------              -------         ----------               -----

Principal Funding Account                                       0.00                 0.00               0.00                0.00
Investment Proceeds for Monthly Period                          0.00                 0.00               0.00                0.00
Reserve Draw Amount                                             0.00                 0.00               0.00                0.00
Available Reserve Account Amount                                0.00                 0.00               0.00                0.00
Reserve Account Surplus                                         0.00                 0.00               0.00                0.00

Coupon  December 16, 2003 to January 14, 2003                1.6000%              1.8700%            2.4700%
Monthly Interest Due                                      550,000.00            62,333.33          97,770.83          710,104.17
Outstanding Monthly Interest Due                                0.00                 0.00               0.00                0.00
Additional Interest Due                                         0.00                 0.00               0.00                0.00
Total Interest Due                                        550,000.00            62,333.33          97,770.83          710,104.17
Investor Default Amount                                 2,352,933.76           228,163.27         270,943.89        2,852,040.92
Investor Monthly Fees Due                                 687,500.00            66,666.67          79,166.67          833,333.33
Investor Additional Amounts Due
Total Due                                               3,590,433.76           357,163.27         447,881.39        4,395,478.42

Reallocated Investor Finance Charge Collections                                                                     8,530,405.92
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         13.3716%
Base Rate                                                                                                                3.7557%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions                 Class A              Class B          Interest               Total
--------------------------------------------                 -------              -------         ----------              -----

Beginning Certificates Balance                        412,500,000.00        40,000,000.00      47,500,000.00      500,000,000.00
Interest Distributions                                    550,000.00            62,333.33          97,770.83          710,104.17
Principal Deposits - Prin. Funding Account                      0.00                 0.00               0.00                0.00
Principal Distributions                                         0.00                 0.00               0.00                0.00
Total Distributions                                       550,000.00            62,333.33          97,770.83          710,104.17
Ending Certificates Balance                           412,500,000.00        40,000,000.00      47,500,000.00      500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.33

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.33

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.56

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.56

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $97,770.83

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $97,770.83

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,037,584.89

       a. Class A Monthly Interest:                               $550,000.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,352,933.76
       e. Excess Spread:                                        $4,134,651.13

   2.  Class B Available Funds:                                   $682,432.47

       a. Class B Monthly Interest:                                $62,333.33
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $620,099.14

   3.  Collateral Available Funds:                                $810,388.56

       a. Excess Spread:                                          $810,388.56

   4.  Total Excess Spread:                                     $5,565,138.83

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              77.7957%

   2.  Series 2001-5 Allocable Principal
       Collections:                                           $126,940,109.63

   3.  Principal Allocation Percentage of
       Series 2001-5 Allocable Principal Collections:          $98,753,912.46

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $98,753,912.46

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,852,040.92

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $101,605,953.38

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $101,605,953.38

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-5

   1.  Excess Spread:                                           $5,565,138.83
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $228,163.27
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $97,770.83
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $270,943.89
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,134,927.51

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.7557%
       b. Prior Monthly Period                                        3.6510%
       c. Second Prior Monthly Period                                 4.0781%

   2.  Three Month Average Base Rate                                  3.8283%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.3716%
       b. Prior Monthly Period                                       13.1231%
       c. Second Prior Monthly Period                                14.6761%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.7236%



XVII. Series 2001-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series          Total Investor        Transferors
A. Investor/Transferor Allocations                       Allocations         Interest             Interest
----------------------------------                       -----------       --------------        -----------
Beginning Invested /Transferor Amount                 899,792,975.56       700,000,000.00     199,792,975.56
Beginning Adjusted Invested Amount                               N/A       700,000,000.00                N/A
Floating Allocation Percentage                                   N/A             77.7957%           22.2043%
Principal Allocation Percentage                                  N/A             77.7957%           22.2043%
Collections of Finance Chg. Receivables                15,351,198.66        11,942,568.29       3,408,630.36
Collections of Principal Receivables                  177,716,153.48       138,255,477.44      39,460,676.04
Defaulted Amount                                        5,132,492.77         3,992,857.29       1,139,635.48

Ending Invested / Transferor Amounts                  943,900,319.45       700,000,000.00     243,900,319.45


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                       Class A              Class B          Interest                Total
--------------------------------------                       -------              -------         ----------               -----

Principal Funding Account                                       0.00                 0.00               0.00                0.00
Investment Proceeds for Monthly Period                          0.00                 0.00               0.00                0.00
Reserve Draw Amount                                             0.00                 0.00               0.00                0.00
Available Reserve Account Amount                                0.00                 0.00               0.00                0.00
Reserve Account Surplus                                         0.00                 0.00               0.00                0.00

Coupon  December 16, 2003 to January 14, 2003                1.5400%              1.7700%            2.3700%
Monthly Interest Due                                      741,125.00            82,600.00         131,337.50          955,062.50
Outstanding Monthly Interest Due                                0.00                 0.00               0.00                0.00
Additional Interest Due                                         0.00                 0.00               0.00                0.00
Total Interest Due                                        741,125.00            82,600.00         131,337.50          955,062.50
Investor Default Amount                                 3,294,107.26           319,428.58         379,321.44        3,992,857.29
Investor Monthly Fees Due                                 962,500.00            93,333.33         110,833.33        1,166,666.67
Investor Additional Amounts Due
Total Due                                               4,997,732.26           495,361.92         621,492.28        6,114,586.45

Reallocated Investor Finance Charge Collections                                                                    11,942,568.29
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         13.3716%
Base Rate                                                                                                                3.6878%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions                 Class A              Class B          Interest                Total
---------------------------------------------                -------              -------         ----------               -----

Beginning Certificates Balance                        577,500,000.00        56,000,000.00      66,500,000.00      700,000,000.00
Interest Distributions                                    741,125.00            82,600.00         131,337.50          955,062.50
Principal Deposits - Prin. Funding Account                      0.00                 0.00               0.00                0.00
Principal Distributions                                         0.00                 0.00               0.00                0.00
Total Distributions                                       741,125.00            82,600.00         131,337.50          955,062.50
Ending Certificates Balance                           577,500,000.00        56,000,000.00      66,500,000.00      700,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.28

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.28

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.48

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.48

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $131,337.50

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $131,337.50

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $9,852,618.84

       a. Class A Monthly Interest:                               $741,125.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,294,107.26
       e. Excess Spread:                                        $5,817,386.58

   2.  Class B Available Funds:                                   $955,405.46

       a. Class B Monthly Interest:                                $82,600.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $872,805.46

   3.  Collateral Available Funds:                              $1,134,543.99

       a. Excess Spread:                                        $1,134,543.99

   4.  Total Excess Spread:                                     $7,824,736.03

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              77.7957%

   2.  Series 2001-6 Allocable Principal
       Collections:                                           $177,716,153.48

   3.  Principal Allocation Percentage of
       Series 2001-6 Allocable Principal Collections:         $138,255,477.44

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $138,255,477.44

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-6:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,992,857.29

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $142,248,334.73

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $66,500,000.00

   2.  Required Collateral Invested Amount                     $66,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $142,248,334.73

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-6

   1.  Excess Spread:                                           $7,824,736.03
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $319,428.58
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $131,337.50
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,166,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $379,321.44
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,827,981.84

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.6878%
       b. Prior Monthly Period                                        3.5831%
       c. Second Prior Monthly Period                                 4.0102%

   2.  Three Month Average Base Rate                                  3.7603%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.3716%
       b. Prior Monthly Period                                       13.1231%
       c. Second Prior Monthly Period                                14.6761%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.7236%



XVIII. Series 2001-7 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series          Total Investor        Transferors
A. Investor/Transferor Allocations                       Allocations         Interest             Interest
----------------------------------                       -----------       --------------        -----------
Beginning Invested /Transferor Amount                 835,522,048.73       650,000,000.00     185,522,048.73
Beginning Adjusted Invested Amount                               N/A       650,000,000.00                N/A
Floating Allocation Percentage                                   N/A             77.7957%           22.2043%
Principal Allocation Percentage                                  N/A             77.7957%           22.2043%
Collections of Finance Chg. Receivables                14,254,684.47        11,089,527.70       3,165,156.77
Collections of Principal Receivables                  165,022,142.52       128,380,086.20      36,642,056.32
Defaulted Amount                                        4,765,886.14         3,707,653.20       1,058,232.95

Ending Invested / Transferor Amounts                  876,478,868.06       650,000,000.00     226,478,868.06


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                       Class A              Class B           Interest               Total
--------------------------------------                       -------              -------         ----------               -----

Principal Funding Account                                       0.00                 0.00               0.00                0.00
Investment Proceeds for Monthly Period                          0.00                 0.00               0.00                0.00
Reserve Draw Amount                                             0.00                 0.00               0.00                0.00
Available Reserve Account Amount                                0.00                 0.00               0.00                0.00
Reserve Account Surplus                                         0.00                 0.00               0.00                0.00

Coupon  December 16, 2003 to January 14, 2003                1.5400%              1.7800%            2.3700%
Monthly Interest Due                                      688,187.50            77,133.33         121,956.25          887,277.08
Outstanding Monthly Interest Due                                0.00                 0.00               0.00                0.00
Additional Interest Due                                         0.00                 0.00               0.00                0.00
Total Interest Due                                        688,187.50            77,133.33         121,956.25          887,277.08
Investor Default Amount                                 3,058,813.89           296,612.26         352,227.05        3,707,653.20
Investor Monthly Fees Due                                 893,750.00            86,666.67         102,916.67        1,083,333.33
Investor Additional Amounts Due
Total Due                                               4,640,751.39           460,412.26         577,099.97        5,678,263.61

Reallocated Investor Finance Charge Collections                                                                    11,089,527.70
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         13.3716%
Base Rate                                                                                                                3.6886%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions                 Class A              Class B          Interest                Total
--------------------------------------------                 -------              -------         ----------               -----

Beginning Certificates Balance                        536,250,000.00        52,000,000.00      61,750,000.00      650,000,000.00
Interest Distributions                                    688,187.50            77,133.33         121,956.25          887,277.08
Principal Deposits - Prin. Funding Account                      0.00                 0.00               0.00                0.00
Principal Distributions                                         0.00                 0.00               0.00                0.00
Total Distributions                                       688,187.50            77,133.33         121,956.25          887,277.08
Ending Certificates Balance                           536,250,000.00        52,000,000.00      61,750,000.00      650,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.28

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.28

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.48

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.48

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $121,956.25

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $121,956.25

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $9,148,860.35

       a. Class A Monthly Interest:                               $688,187.50
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,058,813.89
       e. Excess Spread:                                        $5,401,858.97

   2.  Class B Available Funds:                                   $887,162.22

       a. Class B Monthly Interest:                                $77,133.33
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $810,028.88

   3.  Collateral Available Funds:                              $1,053,505.13

       a. Excess Spread:                                        $1,053,505.13

   4.  Total Excess Spread:                                     $7,265,392.98

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              77.7957%

   2.  Series 2001-7 Allocable Principal
       Collections:                                           $165,022,142.52

   3.  Principal Allocation Percentage of
       Series 2001-7 Allocable Principal Collections:         $128,380,086.20

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $128,380,086.20

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-7:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,707,653.20

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $132,087,739.39

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $61,750,000.00

   2.  Required Collateral Invested Amount                     $61,750,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $132,087,739.39

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-7

   1.  Excess Spread:                                           $7,265,392.98
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $296,612.26
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $121,956.25
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,083,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $352,227.05
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,411,264.09

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.6886%
       b. Prior Monthly Period                                        3.5839%
       c. Second Prior Monthly Period                                 4.0110%

   2.  Three Month Average Base Rate                                  3.7611%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.3716%
       b. Prior Monthly Period                                       13.1231%
       c. Second Prior Monthly Period                                14.6761%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.7236%



XIX. Series 2002-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series          Total Investor        Transferors
A. Investor/Transferor Allocations                       Allocations         Interest             Interest
----------------------------------                       -----------       --------------        -----------
Beginning Invested /Transferor Amount               1,182,585,053.59       920,000,000.00     262,585,053.59
Beginning Adjusted Invested Amount                               N/A       920,000,000.00                N/A
Floating Allocation Percentage                                   N/A             77.7957%           22.2043%
Principal Allocation Percentage                                  N/A             77.7957%           22.2043%
Collections of Finance Chg. Receivables                20,175,861.10        15,695,946.90       4,479,914.19
Collections of Principal Receivables                  233,569,801.72       181,707,198.93      51,862,602.79
Defaulted Amount                                        6,745,561.93         5,247,755.29       1,497,806.64

Ending Invested / Transferor Amounts                1,240,554,705.56       920,000,000.00     320,554,705.56


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                       Class A              Class B          Interest                Total
--------------------------------------                       -------              -------         ----------               -----

Principal Funding Account                                       0.00                 0.00               0.00                0.00
Investment Proceeds for Monthly Period                          0.00                 0.00               0.00                0.00
Reserve Draw Amount                                             0.00                 0.00               0.00                0.00
Available Reserve Account Amount                                0.00                 0.00               0.00                0.00
Reserve Account Surplus                                         0.00                 0.00               0.00                0.00

Coupon  December 16, 2003 to January 14, 2003                1.5300%              1.8200%            2.4700%
Monthly Interest Due                                      967,725.00           111,626.67         179,898.33        1,259,250.00
Outstanding Monthly Interest Due                                0.00                 0.00               0.00                0.00
Additional Interest Due                                         0.00                 0.00               0.00                0.00
Total Interest Due                                        967,725.00           111,626.67         179,898.33        1,259,250.00
Investor Default Amount                                 4,329,398.12           419,820.42         498,536.75        5,247,755.29
Investor Monthly Fees Due                               1,265,000.00           122,666.67         145,666.67        1,533,333.33
Investor Additional Amounts Due
Total Due                                               6,562,123.12           654,113.76         824,101.75        8,040,338.63

Reallocated Investor Finance Charge Collections                                                                    15,695,946.90
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         13.3716%
Base Rate                                                                                                                3.6931%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions                 Class A              Class B          Interest                Total
--------------------------------------------                 -------              -------         ----------               -----

Beginning Certificates Balance                        759,000,000.00        73,600,000.00      87,400,000.00      920,000,000.00
Interest Distributions                                    967,725.00           111,626.67         179,898.33        1,259,250.00
Principal Deposits - Prin. Funding Account                      0.00                 0.00               0.00                0.00
Principal Distributions                                         0.00                 0.00               0.00                0.00
Total Distributions                                       967,725.00           111,626.67         179,898.33        1,259,250.00
Ending Certificates Balance                           759,000,000.00        73,600,000.00      87,400,000.00      920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.28

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.28

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.52

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.52

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $179,898.33

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $179,898.33

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $12,949,156.19

       a. Class A Monthly Interest:                               $967,725.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,329,398.12
       e. Excess Spread:                                        $7,652,033.08

   2.  Class B Available Funds:                                 $1,255,675.75

       a. Class B Monthly Interest:                               $111,626.67
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,144,049.09

   3.  Collateral Available Funds:                              $1,491,114.96

       a. Excess Spread:                                        $1,491,114.96

   4.  Total Excess Spread:                                    $10,287,197.12

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              77.7957%

   2.  Series 2002-1 Allocable Principal
       Collections:                                           $233,569,801.72

   3.  Principal Allocation Percentage of
       Series 2002-1 Allocable Principal Collections:         $181,707,198.93

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $181,707,198.93

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,247,755.29

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $186,954,954.22

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $87,400,000.00

   2.  Required Collateral Invested Amount                     $87,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $186,954,954.22

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-1

   1.  Excess Spread:                                          $10,287,197.12
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $419,820.42
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $179,898.33
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,533,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $498,536.75
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $7,655,608.28

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.6931%
       b. Prior Monthly Period                                        3.5884%
       c. Second Prior Monthly Period                                 4.0155%

   2.  Three Month Average Base Rate                                  3.7657%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.3716%
       b. Prior Monthly Period                                       13.1231%
       c. Second Prior Monthly Period                                14.6761%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.7236%



XX. Series 2002-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series          Total Investor        Transferors
A. Investor/Transferor Allocations                       Allocations         Interest              Interest
----------------------------------                       -----------       --------------        ------------
Beginning Invested /Transferor Amount               1,208,293,424.32       940,000,000.00     268,293,424.32
Beginning Adjusted Invested Amount                               N/A       940,000,000.00                N/A
Floating Allocation Percentage                                   N/A             77.7957%           22.2043%
Principal Allocation Percentage                                  N/A             77.7957%           22.2043%
Collections of Finance Chg. Receivables                20,614,466.77        16,037,163.14       4,577,303.63
Collections of Principal Receivables                  238,647,406.10       185,657,355.42      52,990,050.68
Defaulted Amount                                        6,892,204.58         5,361,836.93       1,530,367.65

Ending Invested / Transferor Amounts                1,267,523,286.12       940,000,000.00     327,523,286.12


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                       Class A              Class B          Interest                Total
--------------------------------------                       -------              -------         ----------               -----

Principal Funding Account                                       0.00                 0.00               0.00                0.00
Investment Proceeds for Monthly Period                          0.00                 0.00               0.00                0.00
Reserve Draw Amount                                             0.00                 0.00               0.00                0.00
Available Reserve Account Amount                                0.00                 0.00               0.00                0.00
Reserve Account Surplus                                         0.00                 0.00               0.00                0.00

Coupon  December 16, 2003 to January 14, 2003                1.5300%              1.8100%            2.4200%
Monthly Interest Due                                      988,762.50           113,426.67         180,088.33        1,282,277.50
Outstanding Monthly Interest Due                                0.00                 0.00               0.00                0.00
Additional Interest Due                                         0.00                 0.00               0.00                0.00
Total Interest Due                                        988,762.50           113,426.67         180,088.33        1,282,277.50
Investor Default Amount                                 4,423,515.47           428,946.95         509,374.51        5,361,836.93
Investor Monthly Fees Due                               1,292,500.00           125,333.33         148,833.33        1,566,666.67
Investor Additional Amounts Due
Total Due                                               6,704,777.97           667,706.95         838,296.17        8,210,781.10

Reallocated Investor Finance Charge Collections                                                                    16,037,163.14
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         13.3716%
Base Rate                                                                                                                3.6875%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions                 Class A              Class B          Interest                Total
--------------------------------------------                 -------              -------         ----------               -----

Beginning Certificates Balance                        775,500,000.00        75,200,000.00      89,300,000.00      940,000,000.00
Interest Distributions                                    988,762.50           113,426.67         180,088.33        1,282,277.50
Principal Deposits - Prin. Funding Account                      0.00                 0.00               0.00                0.00
Principal Distributions                                         0.00                 0.00               0.00                0.00
Total Distributions                                       988,762.50           113,426.67         180,088.33        1,282,277.50
Ending Certificates Balance                           775,500,000.00        75,200,000.00      89,300,000.00      940,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.28

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.28

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.51

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.51

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $180,088.33

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $180,088.33

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $13,230,659.59

       a. Class A Monthly Interest:                               $988,762.50
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,423,515.47
       e. Excess Spread:                                        $7,818,381.62

   2.  Class B Available Funds:                                 $1,282,973.05

       a. Class B Monthly Interest:                               $113,426.67
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,169,546.38

   3.  Collateral Available Funds:                              $1,523,530.50

       a. Excess Spread:                                        $1,523,530.50

   4.  Total Excess Spread:                                    $10,511,458.51

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              77.7957%

   2.  Series 2002-2 Allocable Principal
       Collections:                                           $238,647,406.10

   3.  Principal Allocation Percentage of
       Series 2002-2 Allocable Principal Collections:         $185,657,355.42

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $185,657,355.42

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,361,836.93

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $191,019,192.35

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $89,300,000.00

   2.  Required Collateral Invested Amount                     $89,300,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $191,019,192.35

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-2

   1.  Excess Spread:                                          $10,511,458.51
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $428,946.95
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $180,088.33
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,566,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $509,374.51
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $7,826,382.04

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.6875%
       b. Prior Monthly Period                                        3.5828%
       c. Second Prior Monthly Period                                 4.0099%

   2.  Three Month Average Base Rate                                  3.7600%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.3716%
       b. Prior Monthly Period                                       13.1231%
       c. Second Prior Monthly Period                                14.6761%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.7236%



XXI. Series 2002-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series          Total Investor        Transferors
A. Investor/Transferor Allocations                       Allocations         Interest              Interest
----------------------------------                       -----------       --------------        -----------
Beginning Invested /Transferor Amount               1,182,585,053.59       920,000,000.00     262,585,053.59
Beginning Adjusted Invested Amount                               N/A       920,000,000.00                N/A
Floating Allocation Percentage                                   N/A             77.7957%           22.2043%
Principal Allocation Percentage                                  N/A             77.7957%           22.2043%
Collections of Finance Chg. Receivables                20,175,861.10        15,695,946.90       4,479,914.19
Collections of Principal Receivables                  233,569,801.72       181,707,198.93      51,862,602.79
Defaulted Amount                                        6,745,561.93         5,247,755.29       1,497,806.64

Ending Invested / Transferor Amounts                1,240,554,705.56       920,000,000.00     320,554,705.56


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                       Class A              Class B          Interest                Total
--------------------------------------                       -------              -------         ----------               -----

Principal Funding Account                                       0.00                 0.00               0.00                0.00
Investment Proceeds for Monthly Period                          0.00                 0.00               0.00                0.00
Reserve Draw Amount                                             0.00                 0.00               0.00                0.00
Available Reserve Account Amount                                0.00                 0.00               0.00                0.00
Reserve Account Surplus                                         0.00                 0.00               0.00                0.00

Coupon  December 16, 2003 to January 14, 2003                1.5300%              1.8000%            2.4200%
Monthly Interest Due                                      967,725.00           110,400.00         176,256.67        1,254,381.67
Outstanding Monthly Interest Due                                0.00                 0.00               0.00                0.00
Additional Interest Due                                         0.00                 0.00               0.00                0.00
Total Interest Due                                        967,725.00           110,400.00         176,256.67        1,254,381.67
Investor Default Amount                                 4,329,398.12           419,820.42         498,536.75        5,247,755.29
Investor Monthly Fees Due                               1,265,000.00           122,666.67         145,666.67        1,533,333.33
Investor Additional Amounts Due
Total Due                                               6,562,123.12           652,887.09         820,460.09        8,035,470.29

Reallocated Investor Finance Charge Collections                                                                    15,695,946.90
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         13.3716%
Base Rate                                                                                                                3.6867%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions                 Class A              Class B          Interest                Total
--------------------------------------------                 -------              -------         ----------               -----

Beginning Certificates Balance                        759,000,000.00        73,600,000.00      87,400,000.00      920,000,000.00
Interest Distributions                                    967,725.00           110,400.00         176,256.67        1,254,381.67
Principal Deposits - Prin. Funding Account                      0.00                 0.00               0.00                0.00
Principal Distributions                                         0.00                 0.00               0.00                0.00
Total Distributions                                       967,725.00           110,400.00         176,256.67        1,254,381.67
Ending Certificates Balance                           759,000,000.00        73,600,000.00      87,400,000.00      920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.28

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.28

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.50

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.50

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $176,256.67

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $176,256.67

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $12,949,156.19

       a. Class A Monthly Interest:                               $967,725.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,329,398.12
       e. Excess Spread:                                        $7,652,033.08

   2.  Class B Available Funds:                                 $1,255,675.75

       a. Class B Monthly Interest:                               $110,400.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,145,275.75

   3.  Collateral Available Funds:                              $1,491,114.96

       a. Excess Spread:                                        $1,491,114.96

   4.  Total Excess Spread:                                    $10,288,423.79

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              77.7957%

   2.  Series 2002-3 Allocable Principal
       Collections:                                           $233,569,801.72

   3.  Principal Allocation Percentage of
       Series 2002-3 Allocable Principal Collections:         $181,707,198.93

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $181,707,198.93

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,247,755.29

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $186,954,954.22

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $87,400,000.00

   2.  Required Collateral Invested Amount                     $87,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $186,954,954.22

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-3

   1.  Excess Spread:                                          $10,288,423.79
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $419,820.42
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $176,256.67
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,533,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $498,536.75
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $7,660,476.61

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.6867%
       b. Prior Monthly Period                                        3.5820%
       c. Second Prior Monthly Period                                 4.0091%

   2.  Three Month Average Base Rate                                  3.7592%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.3716%
       b. Prior Monthly Period                                       13.1231%
       c. Second Prior Monthly Period                                14.6761%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.7236%



XXII. Series 2002-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series          Total Investor        Transferors
A. Investor/Transferor Allocations                       Allocations         Interest             Interest
----------------------------------                       -----------       --------------        -----------
Beginning Invested /Transferor Amount                 642,709,268.26       500,000,000.00     142,709,268.26
Beginning Adjusted Invested Amount                               N/A       500,000,000.00                N/A
Floating Allocation Percentage                                   N/A             77.7957%           22.2043%
Principal Allocation Percentage                                  N/A             77.7957%           22.2043%
Collections of Finance Chg. Receivables                10,965,141.90         8,530,405.92       2,434,735.97
Collections of Principal Receivables                  126,940,109.63        98,753,912.46      28,186,197.17
Defaulted Amount                                        3,666,066.27         2,852,040.92         814,025.35

Ending Invested / Transferor Amounts                  674,214,513.89       500,000,000.00     174,214,513.89


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                       Class A              Class B          Interest                Total
--------------------------------------                       -------              -------         ----------               -----

Principal Funding Account                                       0.00                 0.00               0.00                0.00
Investment Proceeds for Monthly Period                          0.00                 0.00               0.00                0.00
Reserve Draw Amount                                             0.00                 0.00               0.00                0.00
Available Reserve Account Amount                                0.00                 0.00               0.00                0.00
Reserve Account Surplus                                         0.00                 0.00               0.00                0.00

Coupon  December 16, 2003 to January 14, 2003                1.4600%              1.7300%            2.2700%
Monthly Interest Due                                      501,875.00            57,666.67          89,854.17          649,395.83
Outstanding Monthly Interest Due                                0.00                 0.00               0.00                0.00
Additional Interest Due                                         0.00                 0.00               0.00                0.00
Total Interest Due                                        501,875.00            57,666.67          89,854.17          649,395.83
Investor Default Amount                                 2,352,933.76           228,163.27         270,943.89        2,852,040.92
Investor Monthly Fees Due                                 687,500.00            66,666.67          79,166.67          833,333.33
Investor Additional Amounts Due
Total Due                                               3,542,308.76           352,496.61         439,964.72        4,334,770.09

Reallocated Investor Finance Charge Collections                                                                     8,530,405.92
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         13.3716%
Base Rate                                                                                                                3.6080%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions                 Class A              Class B          Interest                Total
--------------------------------------------                 -------              -------         ----------               -----

Beginning Certificates Balance                        412,500,000.00        40,000,000.00      47,500,000.00      500,000,000.00
Interest Distributions                                    501,875.00            57,666.67          89,854.17          649,395.83
Principal Deposits - Prin. Funding Account                      0.00                 0.00               0.00                0.00
Principal Distributions                                         0.00                 0.00               0.00                0.00
Total Distributions                                       501,875.00            57,666.67          89,854.17          649,395.83
Ending Certificates Balance                           412,500,000.00        40,000,000.00      47,500,000.00      500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.22

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.22

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.44

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.44

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $89,854.17

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $89,854.17

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,037,584.89

       a. Class A Monthly Interest:                               $501,875.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,352,933.76
       e. Excess Spread:                                        $4,182,776.13

   2.  Class B Available Funds:                                   $682,432.47

       a. Class B Monthly Interest:                                $57,666.67
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $624,765.81

   3.  Collateral Available Funds:                                $810,388.56

       a. Excess Spread:                                          $810,388.56

   4.  Total Excess Spread:                                     $5,617,930.50

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              77.7957%

   2.  Series 2002-4 Allocable Principal
       Collections:                                           $126,940,109.63

   3.  Principal Allocation Percentage of
       Series 2002-4 Allocable Principal Collections:          $98,753,912.46

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $98,753,912.46

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-4:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,852,040.92

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $101,605,953.38

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $101,605,953.38

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-4

   1.  Excess Spread:                                           $5,617,930.50
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $228,163.27
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $89,854.17
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $270,943.89
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,195,635.84

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.6080%
       b. Prior Monthly Period                                        3.5033%
       c. Second Prior Monthly Period                                 3.9304%

   2.  Three Month Average Base Rate                                  3.6805%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.3716%
       b. Prior Monthly Period                                       13.1231%
       c. Second Prior Monthly Period                                14.6761%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.7236%



XXIII. Series 2002-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series          Total Investor       Transferors
A. Investor/Transferor Allocations                       Allocations          Interest             Interest
----------------------------------                       -----------        --------------       ------------
Beginning Invested /Transferor Amount                 771,251,121.91       600,000,000.00     171,251,121.91
Beginning Adjusted Invested Amount                               N/A       600,000,000.00                N/A
Floating Allocation Percentage                                   N/A             77.7957%           22.2043%
Principal Allocation Percentage                                  N/A             77.7957%           22.2043%
Collections of Finance Chg. Receivables                13,158,170.28        10,236,487.11       2,921,683.17
Collections of Principal Receivables                  152,328,131.55       118,504,694.95      33,823,436.60
Defaulted Amount                                        4,399,279.52         3,422,449.10         976,830.41

Ending Invested / Transferor Amounts                  809,057,416.67       600,000,000.00     209,057,416.67


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                       Class A              Class B          Interest                Total
--------------------------------------                       -------              -------         ----------               -----

Principal Funding Account                                       0.00                 0.00               0.00                0.00
Investment Proceeds for Monthly Period                          0.00                 0.00               0.00                0.00
Reserve Draw Amount                                             0.00                 0.00               0.00                0.00
Available Reserve Account Amount                                0.00                 0.00               0.00                0.00
Reserve Account Surplus                                         0.00                 0.00               0.00                0.00

Coupon  December 16, 2003 to January 14, 2003                1.5900%              1.8700%            2.4700%
Monthly Interest Due                                      655,875.00            74,800.00         117,325.00          848,000.00
Outstanding Monthly Interest Due                                0.00                 0.00               0.00                0.00
Additional Interest Due                                         0.00                 0.00               0.00                0.00
Total Interest Due                                        655,875.00            74,800.00         117,325.00          848,000.00
Investor Default Amount                                 2,823,520.51           273,795.93         325,132.66        3,422,449.10
Investor Monthly Fees Due                                 825,000.00            80,000.00          95,000.00        1,000,000.00
Investor Additional Amounts Due
Total Due                                               4,304,395.51           428,595.93         537,457.66        5,270,449.10

Reallocated Investor Finance Charge Collections                                                                    10,236,487.11
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         13.3716%
Base Rate                                                                                                                3.7473%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions                 Class A              Class B          Interest                Total
--------------------------------------------                 -------              -------         ----------               -----

Beginning Certificates Balance                        495,000,000.00        48,000,000.00      57,000,000.00      600,000,000.00
Interest Distributions                                    655,875.00            74,800.00         117,325.00          848,000.00
Principal Deposits - Prin. Funding Account                      0.00                 0.00               0.00                0.00
Principal Distributions                                         0.00                 0.00               0.00                0.00
Total Distributions                                       655,875.00            74,800.00         117,325.00          848,000.00
Ending Certificates Balance                           495,000,000.00        48,000,000.00      57,000,000.00      600,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.32

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.32

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.56

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.56

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $117,325.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $117,325.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $8,445,101.87

       a. Class A Monthly Interest:                               $655,875.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,823,520.51
       e. Excess Spread:                                        $4,965,706.36

   2.  Class B Available Funds:                                   $818,918.97

       a. Class B Monthly Interest:                                $74,800.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $744,118.97

   3.  Collateral Available Funds:                                $972,466.28

       a. Excess Spread:                                          $972,466.28

   4.  Total Excess Spread:                                     $6,682,291.60

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              77.7957%

   2.  Series 2002-5 Allocable Principal
       Collections:                                           $152,328,131.55

   3.  Principal Allocation Percentage of
       Series 2002-5 Allocable Principal Collections:         $118,504,694.95

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $118,504,694.95

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,422,449.10

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $121,927,144.06

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $57,000,000.00

   2.  Required Collateral Invested Amount                     $57,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $121,927,144.06

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-5

   1.  Excess Spread:                                           $6,682,291.60
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $273,795.93
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $117,325.00
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,000,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $325,132.66
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,966,038.01

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.7473%
       b. Prior Monthly Period                                        3.6426%
       c. Second Prior Monthly Period                                 4.0697%

   2.  Three Month Average Base Rate                                  3.8199%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.3716%
       b. Prior Monthly Period                                       13.1231%
       c. Second Prior Monthly Period                                14.6761%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.7236%



XXIV. Series 2002-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series          Total Investor        Transferors
A. Investor/Transferor Allocations                       Allocations         Interest             Interest
----------------------------------                       -----------      ---------------        -----------
Beginning Invested /Transferor Amount                 925,501,346.29       720,000,000.00     205,501,346.29
Beginning Adjusted Invested Amount                               N/A       720,000,000.00                N/A
Floating Allocation Percentage                                   N/A             77.7957%           22.2043%
Principal Allocation Percentage                                  N/A             77.7957%           22.2043%
Collections of Finance Chg. Receivables                15,789,804.34        12,283,784.53       3,506,019.80
Collections of Principal Receivables                  182,793,757.87       142,205,633.94      40,588,123.92
Defaulted Amount                                        5,279,135.42         4,106,938.92       1,172,196.50

Ending Invested / Transferor Amounts                  970,868,900.00       720,000,000.00     250,868,900.00


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                       Class A              Class B          Interest                Total
--------------------------------------                       -------              -------         ----------               -----

Principal Funding Account                                       0.00                 0.00               0.00                0.00
Investment Proceeds for Monthly Period                          0.00                 0.00               0.00                0.00
Reserve Draw Amount                                             0.00                 0.00               0.00                0.00
Available Reserve Account Amount                                0.00                 0.00               0.00                0.00
Reserve Account Surplus                                         0.00                 0.00               0.00                0.00

Coupon  December 16, 2003 to January 14, 2003                1.5600%              1.8700%            2.4700%
Monthly Interest Due                                      772,200.00            89,760.00         140,790.00        1,002,750.00
Outstanding Monthly Interest Due                                0.00                 0.00               0.00                0.00
Additional Interest Due                                         0.00                 0.00               0.00                0.00
Total Interest Due                                        772,200.00            89,760.00         140,790.00        1,002,750.00
Investor Default Amount                                 3,388,224.61           328,555.11         390,159.20        4,106,938.92
Investor Monthly Fees Due                                 990,000.00            96,000.00         114,000.00        1,200,000.00
Investor Additional Amounts Due
Total Due                                               5,150,424.61           514,315.11         644,949.20        6,309,688.92

Reallocated Investor Finance Charge Collections                                                                    12,283,784.53
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         13.3716%
Base Rate                                                                                                                3.7222%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions                 Class A              Class B          Interest                Total
--------------------------------------------                 -------              -------         ----------               -----

Beginning Certificates Balance                        594,000,000.00        57,600,000.00      68,400,000.00      720,000,000.00
Interest Distributions                                    772,200.00            89,760.00         140,790.00        1,002,750.00
Principal Deposits - Prin. Funding Account                      0.00                 0.00               0.00                0.00
Principal Distributions                                         0.00                 0.00               0.00                0.00
Total Distributions                                       772,200.00            89,760.00         140,790.00        1,002,750.00
Ending Certificates Balance                           594,000,000.00        57,600,000.00      68,400,000.00      720,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.30

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.30

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.56

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.56

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $140,790.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $140,790.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $10,134,122.24

       a. Class A Monthly Interest:                               $772,200.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,388,224.61
       e. Excess Spread:                                        $5,973,697.63

   2.  Class B Available Funds:                                   $982,702.76

       a. Class B Monthly Interest:                                $89,760.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $892,942.76

   3.  Collateral Available Funds:                              $1,166,959.53

       a. Excess Spread:                                        $1,166,959.53

   4.  Total Excess Spread:                                     $8,033,599.92

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              77.7957%

   2.  Series 2002-6 Allocable Principal
       Collections:                                           $182,793,757.87

   3.  Principal Allocation Percentage of
       Series 2002-6 Allocable Principal Collections:         $142,205,633.94

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $142,205,633.94

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-6:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,106,938.92

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $146,312,572.87

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $68,400,000.00

   2.  Required Collateral Invested Amount                     $68,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $146,312,572.87

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-6

   1.  Excess Spread:                                           $8,033,599.92
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $328,555.11
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $140,790.00
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,200,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $390,159.20
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,974,095.61

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.7222%
       b. Prior Monthly Period                                        3.6175%
       c. Second Prior Monthly Period                                 4.0446%

   2.  Three Month Average Base Rate                                  3.7948%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.3716%
       b. Prior Monthly Period                                       13.1231%
       c. Second Prior Monthly Period                                14.6761%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.7236%